EXECUTION COPY

DEED IN LIEU OF FORECLOSURE AGREEMENT

AND

JOINT ESCROW INSTRUCTIONS

dated as of April 11, 2013

among

BFE OPERATING COMPANY, LLC,

BUFFALO LAKE ENERGY, LLC,

and

PIONEER TRAIL ENERGY, LLC,

as Borrowers,

BFE OPERATING COMPANY, LLC,

as Borrowers’ Agent,

FIRST NATIONAL BANK OF OMAHA,

as Administrative Agent and Collateral Agent,

and

THE LENDERS IDENTIFIED HEREIN

DEED IN LIEU OF FORECLOSURE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

This Deed in Lieu of Foreclosure Agreement and Joint Escrow Instructions (this “Agreement”) is entered into as of April 11, 2013 (the “Effective Date”), by and among bfe operating company, llc, a Delaware limited liability company (“Opco”), BUFFALO LAKE ENERGY, LLC, a Delaware limited liability company (“Buffalo Lake”), PIONEER TRAIL ENERGY, LLC, a Delaware limited liability company (“Pioneer Trail”; Pioneer Trail, Buffalo Lake and Opco, each, a “Borrower” and, collectively, “Borrowers”), as borrowers, Opco, as Borrowers’ agent (“Borrowers’ Agent”), FIRST NATIONAL BANK OF OMAHA, a national banking association, as administrative agent under the Credit Agreement described below (“Administrative Agent”), and as collateral agent under the Credit Agreement (“Collateral Agent”; Collateral Agent and Administrative Agent, each, an “Agent” and, together, “Agents”), and the Lenders set forth on the signature pages hereto.

RECITALS:

A.                Pursuant to that certain Credit Agreement dated as of September 25, 2006 (as amended and supplemented from time to time, the “Credit Agreement”) among Borrowers, Borrowers’ Agent, Agents and various financial institutions, as lenders (together with their successors and assigns, the “Lenders”), the Lenders made certain loans to Borrowers (collectively, the “Loans”), subject to the terms and conditions set forth therein.

B.                The repayment of the Loans and the payment and performance of all other Obligations (as defined in the Credit Agreement) under the Credit Agreement are secured by, among other things, (i) that certain Future Advance Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing dated as of September 25, 2006 (as amended and supplemented from time to time, the “Buffalo Lake Mortgage”) by Buffalo Lake in favor of Collateral Agent, and recorded in the Office of the County Recorder of Martin County, Minnesota on September 27, 2006 as Document No. 2006R-385938, encumbering certain real property owned by Buffalo Lake and located in Martin County, Minnesota, as more particularly described on Exhibit A attached hereto (the “Buffalo Lake Real Property”), (ii) that certain Fee Simple and Leasehold Deed of Trust, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing dated as of September 25, 2006 (as amended and supplemented from time to time, the “Pioneer Trail Mortgage,” and together with the Buffalo Lake Mortgage, the “Mortgages”) by Pioneer Trail in favor of First American Title Insurance Company, as trustee for the benefit of Collateral Agent, and recorded with the Register of Deeds for Buffalo County, Nebraska on December 21, 2006 as Instrument No. 2006-9710, and with the Register of Deeds for Hall County, Nebraska on October 3, 2006 as Instrument No. 0200608869, encumbering certain real property owned by Pioneer Trail and located in Buffalo County and Hall County, Nebraska, as more particularly described on Exhibit B attached hereto (the “Pioneer Trail Lake Real Property,” and together with the Buffalo Lake Real Property, the “Real Properties”), and (iii) certain other collateral assignments, security agreements and related documents in favor of Collateral Agent, for the benefit of Agents and the Lenders.

C.                Events of Default have occurred and are continuing under the Financing Documents (as defined in the Credit Agreement) as a result of, among other things, the failure of Borrowers to make the regularly scheduled payments of principal and interest due and payable in respect of the Loans from and after September 28, 2012 (the “Acknowledged Events of Default”). As a result of the Acknowledged Events of Default, Agents and the Lenders are presently entitled to exercise all available rights and remedies under the Financing Documents, including, without limitation, foreclosure of the Mortgages against the Facilities (as hereafter defined).

D.                On account of the Acknowledged Events of Default, Borrowers have agreed to convey the Facilities to the Acquiring Entities (as hereafter defined), as designees of Agents and the Lenders, and the Acquiring Entities have agreed to accept the Facilities, on the terms and conditions set forth in this Agreement and the other Deed in Lieu Documents (as hereafter defined), in lieu of Agents and the Lenders exercising their rights and remedies under the Financing Documents.

AGREEMENT:

In consideration of the promises, agreements, covenants and undertakings contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby mutually acknowledged, the parties hereto hereby agree as follows:

1.                  Definitions. As used in this Agreement, the terms set forth below shall have the following meanings:

“Acquiring Entity Credit Facility” means a credit facility among the Acquiring Entities, as borrowers, Acquiring Entity Credit Facility Agent, First National Bank of Omaha, as collateral agent, and the Lenders party thereto, as lenders.

“Acquiring Entity Credit Facility Agent” First National Bank of Omaha, in its capacity as agent under the Acquiring Entity Credit Facility.

“Acquiring Entities” means, collectively, the Buffalo Lake Acquiring Entity, the Pioneer Trail Acquiring Entity and the Opco Acquiring Entity.

“Asset Retirement Obligations” means, collectively, (a) the restoration, removal and indemnity obligations under Section 7 of Exhibit B of the Union Pacific Agreement, (b) all obligations under Section 12.01 of each of the Grain Facility Leases relating to the removal of any Alterations (as defined in the Grain Facility Leases), and (c) all reporting, restoration, removal, monitoring, well or tank capping or sealing and inspection obligations under the Water Appropriation Permit issued by the Minnesota Department of Natural Resources with respect to the Buffalo Lake Facility and the Permit for Storage of Liquid Substances at a Major Aboveground Storage Tank Facility issued by the Minnesota Pollution Control Agency with respect to the Buffalo Lake Facility.

“Assignments of Contracts” means, collectively, the Assignments of Contracts made by Buffalo Lake to the Buffalo Lake Acquiring Entity, by Pioneer Trail to the Pioneer Trail Acquiring Entity and by Opco to the Opco Acquiring Entity, in the form attached as Exhibit C to this Agreement, and “Assignment of Contracts” means each such Assignment of Contracts, individually.

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“Assignments of Leases” means, together, the Assignments of Leases made by Buffalo Lake to the Buffalo Lake Acquiring Entity and by Pioneer Trail to the Pioneer Trail Acquiring Entity, in the form attached as Exhibit D to this Agreement, and “Assignment of Leases” means each such Assignment of Leases, individually.

“BFE” means BioFuel Energy, LLC, a Delaware limited liability company.

“BFE Sublease Assignment” means, collectively, (a) an Assignment and Assumption Agreement with respect to each of the BFE Subleases, pursuant to which, among other things, BFE assigns all of its right, title and interest under the applicable BFE Sublease to Buffalo Lake or Pioneer Trail, as the case may be, and (b) a written consent and acknowledgement by TransMontaigne Product Services Inc. with respect to the Assignment and Assumption Agreements described in the foregoing subclause (a), in each case, in form and substance acceptable to Administrative Agent.

“BFE Subleases” means, together, (a) that certain Rail Car Use Agreement dated as of April 3, 2012 between BFE and TransMontaigne Product Services Inc. and (b) that certain Rail Car Use Agreement dated as of June 25, 2012 between BFE and TransMontaigne Product Services Inc.

“Bills of Sale” means, collectively, the Bills of Sale made by Buffalo Lake to the Buffalo Lake Acquiring Entity, by Pioneer Trail to the Pioneer Trail Acquiring Entity and by Opco to the Opco Acquiring Entity, in the form attached as Exhibit E to this Agreement, and “Bill of Sale” means each such Bill of Sale, individually.

“Buffalo Lake Acquiring Entity” means a wholly-owned subsidiary of Opco Acquiring Entity, as designee of the Agents and the Lenders for purposes of acquiring the Buffalo Lake Facility.

“Buffalo Lake Architect’s Agreements and Plans” means all agreements with architects who prepared architectural plans relating to the Buffalo Lake Facility, together with all of the architectural plans and specifications and all supplements, amendments and modifications to the foregoing.

“Buffalo Lake Engineer’s Agreements and Plans” means all engineering agreements with engineers who prepared engineering plans relating to the Buffalo Lake Facility, together with all of the engineering plans and specifications and all supplements, amendments and modifications to the foregoing.

“Buffalo Lake Facility” means, collectively, the Buffalo Lake Real Property, the Buffalo Lake Leases, the Buffalo Lake Improvements and the Buffalo Lake Personal Property.

“Buffalo Lake Facility Contracts” means all of Buffalo Lake’s rights under (a) all construction contracts, architect’s agreements and engineer’s agreements relating to the Buffalo Lake Facility, together with all supplements, amendments and modifications thereto, (b) all insurance policies, warranties, guaranties, bonds, and other contracts or agreements relating to the Buffalo Lake Facility, together with all supplements, amendments and modifications thereto, (c) the Buffalo Lake Architect’s Agreements and Plans, and (d) the Buffalo Lake Engineer’s Agreements and Plans.

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“Buffalo Lake Facility Documents” means all Buffalo Lake Leases, Buffalo Lake Licenses, Authorizations and Permits, Buffalo Lake Facility Contracts, Buffalo Lake Records and Plans and Buffalo Lake Service Contracts.

“Buffalo Lake Improvements” means all buildings, fixtures, fences, parking areas, systems, and other improvements, including facilities used to provide any utility or other services, located at or installed on the Buffalo Lake Real Property.

“Buffalo Lake Leases” mean, collectively, all leases, subleases, licenses, concessions, work letter agreements, improvement agreements, or other agreement related to the occupancy or right of use of any portion of the Buffalo Lake Facility, and any guaranty thereof, now or hereafter entered into, together with any and all guaranties, extensions and renewals thereof and all supplements, amendments and modifications thereto, and “Buffalo Lake Lease” means each such Buffalo Lake Lease, individually.

“Buffalo Lake Licenses, Authorizations and Permits” means all licenses, permits, certificates of occupancy, approvals, authorizations, dedications, subdivision maps, development rights and entitlements issued, approved or granted by governmental agencies in connection with the Buffalo Lake Facility, including, without limitation, all Governmental Approvals issued under Environmental Law (as such terms are defined in the Credit Agreement), and all licenses, authorizations, consents, easements, rights of way and approvals required from private parties to make use of utilities and to insure vehicular and pedestrian ingress and egress to the Buffalo Lake Facility.

“Buffalo Lake Personal Property” means all tangible and intangible personal property and fixtures owned by Buffalo Lake, and includes, without limitation: (a) all tangible and intangible personal property owned by Buffalo Lake and used in connection with the operation, maintenance, use or occupancy of the Buffalo Lake Facility, including the items of personal property described on Schedule I attached hereto, (b) the Buffalo Lake Licenses, Authorizations and Permits, Buffalo Lake Facility Contracts and Buffalo Lake Records and Plans, (c) any and all unreturned and unapplied deposits or prepayments, of any type and for any purpose, made by or in the possession of Buffalo Lake or anyone on its behalf, including, without limitation, any and all utility deposits held by any utility companies and insurance premiums, (d) any and all proceeds or rights to proceeds in any threatened or pending condemnation proceedings or proceedings in lieu thereof, (e) any and all causes of action of Buffalo Lake against anyone now existing or hereafter arising and (f) all goodwill, copyrights, patents and trademarks, all licenses in respect of the foregoing, and all income, royalties, proceeds and other rights arising from or asserted under the foregoing; provided, however, that the Buffalo Lake Personal Property shall not include any Excluded Assets.

“Buffalo Lake Records and Plans” means all financial and other books and records maintained in connection with the operation or development of the Buffalo Lake Facility, and all surveys, structural reviews, architectural drawings and plans, and engineering, soils, seismic, geologic, environmental and architectural reports, studies, tests and plans and certificates and other documents pertaining to the Buffalo Lake Facility.

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“Buffalo Lake Service Contracts” means all equipment leases, railcar leases and subleases, maintenance, service, sales and supply contracts, brokerage agreements, parking agreements, consultant’s agreements, management contracts (other than the Management Services Agreements, as defined in the Credit Agreement), and similar agreements for equipment or services relating to or required for the use, occupancy or operation of the Buffalo Lake Facility, together with all supplements, amendments and modifications thereto.

“Buffalo Lake Title Policy” means, with respect to the Buffalo Lake Real Property, an ALTA Owner’s Policy of Title Insurance, with all endorsements required by Administrative Agent attached thereto, naming the Buffalo Lake Acquiring Entity as the insured, in a policy amount to be specified by Administrative Agent, insuring fee simple title to the Buffalo Lake Real Property (and, as applicable, insuring the leasehold interest with respect to any portion of the Buffalo Lake Real Property in which Buffalo Lake holds a leasehold interest), subject only to those matters acceptable to Administrative Agent in its sole discretion.

“Cargill Agreement” means an agreement, or a term sheet setting forth the definitive terms of an agreement to be entered into, among the Acquiring Entities, Cargill, Incorporated and certain affiliates of Cargill, Incorporated relating to the terms of the existing Facility Leases with Cargill, Incorporated and corn supply, elevator rent, corn put-through and ethanol marketing terms for the Facilities, in form and substance acceptable to Administrative Agent.

“Collateral” means has the meaning assigned to such term in the Credit Agreement, and includes, without limitation, the Facilities.

“Corn Oil Leases” means, together, (a) that certain Lease Agreement dated October 5, 2011 between Farnam Street Financial, Inc., as lessor, and Buffalo Lake, as lessee, and (b) that certain Lease Agreement dated October 5, 2011 between Farnam Street Financial, Inc., as lessor, and Pioneer Trail, as lessee.

“Corn Oil Assignment and Assumption” means an agreement among the Acquiring Entities, and Farnam Street Financial, Inc., in form and substance acceptable to Administrative Agent, pursuant to which the Acquiring Entities assume the obligations under the Corn Oil Leases.

“Deeds” means, together, the Deeds in Lieu of Foreclosure made by Buffalo Lake to the Buffalo Lake Acquiring Entity and by Pioneer Trail to the Pioneer Trail Acquiring Entity, in the form attached as Exhibit F to this Agreement, and “Deed” means each such Deed in Lieu of Foreclosure, individually.

“Deed in Lieu Documents” means this Agreement, the Assignment of Contracts, the Assignments of Leases, the Bills of Sale, the Deeds and the other documents executed in connection herewith.

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“Escrow Holder” means TitleCore, LLC, or any other escrow holder selected by Administrative Agent.

“Excluded Assets” means, collectively, the assets described on Schedule X attached hereto.

“Facility” means the Buffalo Lake Facility or the Pioneer Trail Facility, individually, and “Facilities” means, together, the Buffalo Lake Facility and the Pioneer Trail Facility

“Facility Documents” means, collectively, all Buffalo Lake Facility Documents, Pioneer Trail Facility Documents and Opco Facility Contracts.

“Kinder Morgan Agreement” means that certain Precedent Agreement dated May 4, 2007 between Kinder Morgan Interstate Gas Transmission LLC and Pioneer Trail.

“Kinder Morgan Deposit” means that certain security deposit held by Kinder Morgan, in the amount of $2,155,288, as security for the obligations of Pioneer Trail under the Kinder Morgan Agreement.

“Opco Acquiring Entity” means a designee of the Agents and the Lenders for purposes of acquiring the Opco Personal Property.

“Opco Facility Contracts” means all of Opco’s rights under (a) all construction contracts, architect’s agreements, engineer’s agreements, together with all supplements, amendments and modifications thereto, (b) all insurance policies, warranties, guaranties, bonds, and other contracts or agreements relating to either Facility, together with all supplements, amendments and modifications thereto, (c) the Buffalo Lake Architect’s Agreements and Plans and Pioneer Trail Architect’s Agreements and Plans, and (d) the Buffalo Lake Engineer’s Agreements and Plans and Pioneer Trail Engineer’s Agreements and Plans.

“Opco Personal Property” means all tangible and intangible personal property and fixtures owned by Opco, and includes, without limitation: (a) all tangible and intangible personal property owned by Opco and used in connection with the operation, maintenance, use or occupancy of either Facility, including the items of personal property described on Schedule II attached hereto, (b) the Opco Facility Contracts, (c) any and all unreturned and unapplied deposits or prepayments, of any type and for any purpose, made by or in the possession of Opco or anyone on its behalf, including, without limitation, any and all utility deposits held by any utility companies and insurance premiums, (d) any and all proceeds or rights to proceeds in any threatened or pending condemnation proceedings or proceedings in lieu thereof, (e) any and all causes of action of Opco against anyone now existing or hereafter arising and (f) all goodwill, copyrights, patents and trademarks, all licenses in respect of the foregoing, and all income, royalties, proceeds and other rights arising from or asserted under the foregoing; provided, however, that the Opco Personal Property shall not include any Excluded Assets.

“Parent” means Biofuel Energy Corp., a Delaware corporation.

“Payment Schedule” has the meaning assigned to such term in Section 9 hereof.

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“Personal Property” means, collectively, the Buffalo Lake Personal Property, the Pioneer Trail Personal Property and the Opco Personal Property.

“Pioneer Trail Acquiring Entity” means a wholly-owned subsidiary of Opco Acquiring Entity, as designee of the Agents and the Lenders for purposes of acquiring the Pioneer Trail Facility.

“Pioneer Trail Architect’s Agreements and Plans” means all agreements with architects who prepared architectural plans relating to the Pioneer Trail Facility, together with all of the architectural plans and specifications and all supplements, amendments and modifications to the foregoing.

“Pioneer Trail Engineer’s Agreements and Plans” means all engineering agreements with engineers who prepared engineering plans relating to the Pioneer Trail Facility, together with all of the engineering plans and specifications and all supplements, amendments and modifications to the foregoing.

“Pioneer Trail Facility” means, collectively, the Pioneer Trail Real Property, the Pioneer Trail Leases, the Pioneer Trail Improvements and the Pioneer Trail Personal Property.

“Pioneer Trail Facility Contracts” means all of Pioneer Trail’s rights under (a) all construction contracts, architect’s agreements engineer’s agreements relating to the Pioneer Trail Facility, together with all supplements, amendments and modifications thereto, (b) all insurance policies, warranties, guaranties, bonds, and other contracts or agreements relating to the Pioneer Trail Facility, together with all supplements, amendments and modifications thereto, (c) the Pioneer Trail Architect’s Agreements and Plans, and (d) the Pioneer Trail Engineer’s Agreements and Plans.

“Pioneer Trail Facility Documents” means all Pioneer Trail Leases, Pioneer Trail Licenses, Authorizations and Permits, Pioneer Trail Facility Contracts, Pioneer Trail Records and Plans and Pioneer Trail Service Contracts.

“Pioneer Trail Improvements” means all buildings, fixtures, fences, parking areas, systems, and other improvements, including facilities used to provide any utility or other services, located at or installed on the Pioneer Trail Real Property.

“Pioneer Trail Leases” mean, collectively, all leases, subleases, licenses, concessions, work letter agreements, improvement agreements, or other agreement related to the occupancy or right of use of any portion of the Pioneer Trail Facility, and any guaranty thereof, now or hereafter entered into, together with any and all guaranties, extensions and renewals thereof and all supplements, amendments and modifications thereto, and “Pioneer Trail Lease” means each such Pioneer Trail Lease, individually.

“Pioneer Trail Licenses, Authorizations and Permits” means all licenses, permits, certificates of occupancy, approvals, authorizations, dedications, subdivision maps, development rights and entitlements issued, approved or granted by governmental agencies in connection with the Pioneer Trail Facility, including, without limitation, all Governmental Approvals issued under Environmental Law (as such terms are defined in the Credit Agreement), and all licenses, consents, authorizations, easements, rights of way and approvals required from private parties to make use of utilities and to insure vehicular and pedestrian ingress and egress to the Pioneer Trail Facility.

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“Pioneer Trail Personal Property” means all tangible and intangible personal property and fixtures owned by Pioneer Trail, and includes, without limitation: (a) all tangible and intangible personal property owned by Pioneer Trail and used in connection with the operation, maintenance, use or occupancy of the Pioneer Trail Facility, including the items of personal property described on Schedule III attached hereto, (b) the Pioneer Trail Licenses, Authorizations and Permits, Pioneer Trail Facility Contracts and Pioneer Trail Records and Plans, (c) any and all unreturned and unapplied deposits or prepayments, of any type and for any purpose, made by or in the possession of Pioneer Trail or anyone on its behalf, including, without limitation, any and all utility deposits held by any utility companies and insurance premiums, (d) any and all proceeds or rights to proceeds in any threatened or pending condemnation proceedings or proceedings in lieu thereof, (e) any and all causes of action of Pioneer Trail against anyone now existing or hereafter arising and (f) all goodwill, copyrights, patents and trademarks, all licenses in respect of the foregoing, and all income, royalties, proceeds and other rights arising from or asserted under the foregoing; provided, however, that the Pioneer Trail Personal Property shall not include any Excluded Assets.

“Pioneer Trail Records and Plans” means all financial and other books and records maintained in connection with the operation or development of the Pioneer Trail Facility, and all surveys, structural reviews, architectural drawings and plans, and engineering, soils, seismic, geologic, environmental and architectural reports, studies, tests and plans and certificates and other documents pertaining to the Pioneer Trail Facility.

“Pioneer Trail Service Contracts” means all equipment leases, railcar leases and subleases, maintenance, service, sales and supply contracts, brokerage agreements, parking agreements, consultant’s agreements, management contracts (other than the Management Services Agreements), and similar agreements for equipment or services relating to or required for the use, occupancy or operation of the Pioneer Trail Facility, together with all supplements, amendments and modifications thereto.

“Pioneer Trail Title Policy” means, with respect to the Pioneer Trail Real Property, an ALTA Owner’s Policy of Title Insurance, with all endorsements required by Administrative Agent attached thereto, naming the Pioneer Trail Acquiring Entity as the insured, in a policy amount to be specified by Administrative Agent, insuring fee simple title to the Pioneer Trail Real Property (and, as applicable, insuring the leasehold interest with respect to any portion of the Pioneer Trail Real Property in which Pioneer Trail holds a leasehold interest), subject only to those matters acceptable to Administrative Agent in its sole discretion.

“Redevelopment Contract” means the Redevelopment Contract dated as of November 2, 2006 between The City of Wood River and Nebraska and Pioneer Trail.

“Rents” means all sums payable pursuant to the Leases in the nature of “rent”, “fixed rent”, “base rent”, “additional rent”, “percentage rent”, “common area maintenance or administrative charges”, “real estate taxes”, “insurance premiums”, or otherwise with respect to the use and occupancy of all or any portion of a Facility.

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“Service Contracts” means, collectively, the Buffalo Lake Service Contracts and the Pioneer Trail Service Contracts.

“Tenant” means any lessee, sublessee, tenant, licensee, occupant, concessionaire or other party in a similar capacity under a Lease.

“TIF Assumption and Modification Agreement” means an agreement, in form and substance acceptable to Administrative Agent in its sole discretion, among The City of Wood River, Nebraska, Pioneer Trail, the Pioneer Trail Acquisition Entity, BioFuel Energy, LLC and Platte Valley State Bank & Trust Company, pursuant to which, among other things, (a) the payment terms of the TIF Indebtedness (as defined in the Redevelopment Contract) in respect of Series A (as described in Exhibit C of the Redevelopment Contract) are modified, (b) the TIF Indebtedness in respect of Series B (as described in Exhibit C of the Redevelopment Contract) is cancelled and all instruments evidencing are surrendered, with any amounts previously paid into escrow being disbursed to the Acquiring Entity Credit Facility Agent, (c) the Pioneer Trail Acquiring Entity assumes the payment obligations in respect of the Series A TIF Indebtedness and (d) BioFuel Energy, LLC ratifies its continuing obligations under its guaranty of the TIF Indebtedness.

“Title Company” means Commonwealth Land Title Insurance Company, or any other title insurance company selected by the Agent and Lenders.

“Title Policies” means, together, the Buffalo Lake Title Policy and the Pioneer Trail Policy.

“UCC” means the Uniform Commercial Code as enacted in the State of Delaware, or in such other jurisdictions as may be applicable to the transactions described in this Agreement.

“Union Pacific Agreement” means that certain Agreement dated as of March 13, 2008 by and between Union Pacific Railroad Company and Pioneer Trail.

2.                  Closing Date; Conveyance.

(a)                Closing. The closing (the “Closing”) of the transactions described in this Agreement shall occur on such date as Administrative Agent shall designate after Administrative Agent’s determination, in its sole discretion, that the conditions set forth in Section 9 hereof have been satisfied (or waived by Administrative Agent) (the “Closing Date”). The Closing shall be effected through an escrow (the “Escrow”) with Escrow Holder.

(b)               Buffalo Lake Conveyance. Buffalo Lake hereby agrees to (a) grant, convey and transfer to the Buffalo Lake Acquiring Entity (i) fee simple title to the Buffalo Lake Real Property and the Buffalo Lake Improvements (or its leasehold interest, with respect to any portion of the Buffalo Lake Real Property or Buffalo Lake Improvements in which Buffalo Lake holds a leasehold interest) and (ii) the Buffalo Lake Personal Property; (b) assign absolutely to the Buffalo Lake Acquiring Entity (i) all Buffalo Lake Leases, security deposits and Rents with respect thereto which may become due or to which Buffalo Lake may now or hereafter become entitled and (ii) all of the Buffalo Lake Service Contracts which Administrative Agent elects in its sole discretion to continue beyond the Closing Date; (c) assign absolutely, grant, convey and transfer to the Buffalo Lake Acquiring Entity all other Collateral owned by Buffalo Lake; and (d) wire transfer to Administrative Agent in immediately available funds all Rents and prepaid rent in respect of any Buffalo Lake Leases, together with all reserves, escrows, deposits, accounts, security deposits or other funds held by Buffalo Lake or any other person on its behalf with respect to the Buffalo Lake Facility.

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(c)                Pioneer Trail Conveyance. Pioneer Trail hereby agrees to (a) grant, convey and transfer to the Pioneer Trail Acquiring Entity (i) fee simple title to the Pioneer Trail Real Property and the Pioneer Trail Improvements (or its leasehold interest, with respect to any portion of the Pioneer Trail Real Property or Pioneer Trail Improvements in which Pioneer Trail holds a leasehold interest) and (ii) the Pioneer Trail Personal Property; (b) assign absolutely to the Pioneer Trail Acquiring Entity (i) all Pioneer Trail Leases, security deposits and Rents with respect thereto which may become due or to which Pioneer Trail may now or hereafter become entitled and (ii) all of the Pioneer Trail Service Contracts which Administrative Agent elects in its sole discretion to continue beyond the Closing Date; (c) assign absolutely, grant, convey and transfer to the Pioneer Trail Acquiring Entity all other Collateral owned by Pioneer Trail; and (d) wire transfer to Administrative Agent in immediately available funds all Rents and prepaid rent in respect of any Pioneer Trail Leases, together with all reserves, escrows, deposits, accounts, security deposits or other funds held by Pioneer Trail or any other person on its behalf with respect to the Pioneer Trail Facility.

(d)               Opco Conveyance. Opco hereby agrees to (a) grant, convey and transfer to the Opco Acquiring Entity the Opco Personal Property; (b) assign absolutely to the Opco Acquiring Entity all of the Pioneer Trail Service Contracts or Buffalo Lake Service Contracts to which Opco is a party and which Administrative Agent elects in its sole discretion to continue beyond the Closing Date; and (c) assign absolutely, grant, convey and transfer to the Opco Acquiring Entity all other Collateral owned by Opco.

(e)                Retained Assets. Notwithstanding anything to the contrary herein, all Excluded Assets shall remain the property of the applicable owner described on Schedule X with respect to such Excluded Assets, and shall not be conveyed, assigned or transferred to the Acquiring Entities.

(f)                Consents to Assignment. Prior to the Closing Date, Borrowers shall deliver to Administrative Agent a schedule of all Buffalo Lake Licenses, Authorizations and Permits, Pioneer Trail Licenses, Authorizations and Permits, Service Contracts and other Personal Property that require that consent be obtained, or notice be provided, in order for such Buffalo Lake Licenses, Authorizations and Permits, Pioneer Trail Licenses, Authorizations and Permits, Service Contracts or other Personal Property to be validly assigned or transferred and to remain in full force in effect (without default or breach of any transfer restriction with respect thereto) following the consummation of the transactions contemplated by this Agreement (collectively, “Transfer Restricted Assets”). Borrowers shall, on a best efforts basis, obtain all consents, authorizations and approvals and deliver all notices (collectively, “Transfer Requirements”) necessary to permit the valid assignment and transfer of all Transfer Restricted Assets and to ensure that such Transfer Restricted Assets remain in full force and effect (without default or breach of any transfer restriction with respect thereto) following the consummation of the transactions contemplated by this Agreement. Without limitation of the terms of Section 3(a) hereof, Administrative Agent may elect, in its sole discretion, to exclude from the transfers and assignments contemplated by this Agreement any Transfer Restricted Assets for which any Transfer Requirements have not been satisfied by the Closing Date (as determined by Administrative Agent).

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(g)               Authorization of Borrowers. Effective as of the Effective Date, Borrowers hereby authorize Agents and Agents’ representatives, agents and designees to (i) disclose the conveyances, assignments and other transactions contemplated by this Agreement to all creditors, vendors, suppliers and customers of Borrowers (collectively, the “Borrower Contacts”) and any Governmental Authorities (as defined in the Credit Agreement), (ii) negotiate the terms of any contracts and agreements with any Borrower Contacts, including, without limitation, the Cargill Agreement, the Corn Oil Assignment and Assumption and the TIF Assumption and Modification Agreement, and amendments to any Facility Documents, in each case, to the extent contemplated hereby or deemed necessary or appropriate by Agents in connection with the transactions contemplated hereby or the operation of the Facilities subsequent to the Closing (provided that no such amendments or modifications to any Facility Documents shall be effective prior to the Closing without the written agreement of Borrowers, not to be unreasonably withheld) and (iii) cause the transfer or replacement any Governmental Approvals (as defined in the Credit Agreement) for the Facilities to Acquiring Entities (provided that no such transfer or replacement shall be effective prior to the Closing Date). Borrowers hereby ratify and affirm the power-of-attorney granted by Borrowers in favor of Collateral Agent pursuant to Section 7.3(c) of the Credit Agreement, and acknowledge and agree that Collateral Agent may take any of the actions described in subclauses (i) through (iii) of the immediately preceding sentence in Collateral Agent’s own name, or in any Borrower’s name pursuant to the exercise of such power-of-attorney.

3.                  Acceptance of Conveyance by Agent and Lenders.

(a)                Subject to the full satisfaction (or waiver by Administrative Agent) on or before the Closing Date of the conditions set forth in Section 9 hereof, Agents and the Lenders agree to accept the conveyances and assignments described in Section 2 hereof, together with the Personal Property pursuant to Section 4 hereof, in full satisfaction of the Obligations (subject in all respects to the terms of Sections 10 and 14 hereof).

(b)               Notwithstanding anything to the contrary in this Agreement, Administrative Agent may elect to (i) proceed to Closing as to all of the Collateral or as to only a portion of the Collateral, (ii) not proceed to Closing of any Collateral and (iii) pursue a foreclosure, trustee’s sale or UCC sale with respect to the portion of the Collateral that Administrative Agent, at the direction of the Required Lenders, elects to exclude from Closing under this Agreement (the “Excluded Collateral”). In the event Administrative Agent elects to proceed to Closing as to all or any portion of the Collateral, the covenants, agreements and releases of Agents and the Lenders set forth in Sections 10(a) and 10(b) hereof shall be effective as of such Closing (subject to all other terms and conditions of this Agreement).

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4.                  UCC Strict Foreclosure Provisions.

(a)                Borrower Acknowledgments. Each Borrower and Borrowers’ Agent acknowledges that, as of the Effective Date (a) Borrowers are indebted to the Lenders under the Financing Documents in the aggregate original principal amount of $170,479,757.00, together with accrued unpaid interest thereon and fees, costs and expenses and other amounts payable under the Financing Documents (the “Current Outstanding Debt Obligations”), which Current Debt Outstanding Obligations are currently due and payable in full without offset, deduction or counterclaim of any kind or character whatsoever, (b) Collateral Agent has been granted a security interest in the Personal Property pursuant to the Financing Documents, (c) the Acknowledged Events of Default have occurred and are continuing under the Financing Documents, and (d) Agents and the Lenders are presently entitled to proceed to foreclose upon the Collateral, including the Personal Property, and to exercise each of Agents’ and the Lenders’ other rights and remedies set forth in the Financing Documents and pursuant to applicable law.

(b)               Acceptance of Collateral in Partial Satisfaction of Obligations. Upon Closing (and subject to satisfaction of the conditions set forth in Section 9 hereof), Acquiring Entities, as designees of Collateral Agent, shall accept the Personal Property (less any Personal Property that Administrative Agent designates as Excluded Collateral) in partial satisfaction of the Obligations (and, together with all other Collateral, in full satisfaction of the Obligations to the extent Section 3(a) above applies). Collateral Agent’s acceptance of the Personal Property shall be deemed to satisfy the Obligations to the extent of the fair market value on the Closing Date of the Personal Property so accepted and such amount shall be credited against, and reduce the amount of the Current Outstanding Obligations. Each Borrower and Borrowers’ Agent acknowledges and agrees that (a) the credit being received for the Personal Property accepted by Collateral Agent is fair and reasonable, (b) Collateral Agent may, at the direction of Administrative Agent, without notice to any Borrower or Borrowers’ Agent, assign to one or more persons or entities (which may be an Acquiring Entity) Collateral Agent’s right to take title to all or any portion of the Personal Property in lieu of Collateral Agent taking such title, and (c) any such person or entity so acquiring title to the Personal Property pursuant to the foregoing subclause (b) shall be deemed to have acquired such title as a result of Collateral Agent’s acceptance of the Personal Property pursuant hereto.

(c)                Borrower Consent and Waiver. Each Borrower and Borrowers’ Agent hereby irrevocably:

(a)                consents to the acceptance by Acquiring Entities, as designees of Collateral Agent, of the Personal Property in partial satisfaction of the Obligations in accordance with the terms set forth herein and pursuant to the provisions of § 9-620 of the UCC;

(b)                waives and renounces any and all rights to notice it has or may have under Part 6 of Article 9 of the UCC, including, without limitation, all rights under § 9-620 to receive notice of the proposed retention of the Personal Property or subsequent disposition of same, or to the full extent of the law, any other notice or right they may have arising under or pursuant to this or any other section of the UCC or otherwise.

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(d)               Agents’ and the Lenders’ Consent. Pursuant to § 9-620 of the UCC, this Agreement shall constitute the consent of the Agents and the Lenders to the acceptance by Collateral Agent (or its designee) of the Personal Property in partial satisfaction of the Obligations in accordance with the terms set forth herein.

5.                  Escrow.

(a)                Opening; Joint Instructions. Prior to the Closing Date, Administrative Agent shall open the Escrow by delivering a fully executed copy of this Agreement to Escrow Holder. This Agreement shall constitute joint escrow instructions to Escrow Holder in connection with the Escrow. Notwithstanding anything to the contrary contained in this Agreement, (a) none of Administrative Agent, Collateral Agent or the Lenders shall have any duty or obligation to close the transaction described in this Agreement, and (b) Administrative Agent shall have the right, in its sole discretion, to terminate this Agreement, the Escrow, and the transactions contemplated hereby at any time prior to the Closing, without liability, by written notice to Borrowers and Escrow Holder. Such termination shall not be deemed to waive, limit, impair or modify any of the respective rights, remedies or obligations of Agents, the Lenders, Borrowers or any other person or entity under or with respect to the Financing Documents.

(b)               Additional Instructions. Borrowers, Agents and the Lenders shall execute and deliver such documents, instruments and escrow instructions reasonably requested by Administrative Agent or Escrow Holder to consummate the Closing on those terms and conditions set out in this Agreement.

6.                  Borrower Deliveries into Escrow. Borrowers shall, on or prior to the Closing Date, deliver or cause to be delivered to the Escrow Holder each of the following items:

(a)                each of the Deeds, duly executed on behalf of the applicable Borrower party thereto;

(b)                each of the Bills of Sale, duly executed on behalf of the applicable Borrower party thereto;

(c)                each of the Assignments of Leases, duly executed on behalf of the applicable Borrower party thereto;

(d)                each of the Assignments of Contracts, duly executed on behalf of the applicable Borrower party thereto;

(e)                a Certification of Non-Foreign Status and, if required or prescribed pursuant to applicable law, such documentation as shall establish or evidence an exemption from tax withholding under applicable law with respect to the transactions described in this Agreement, duly executed on behalf of each Borrower;

(f)                such authorization documents as the Administrative Agent or the Title Company may require, evidencing the authorization of the execution and performance by each Borrower of this Agreement and the other Deed in Lieu Documents and the performance by Borrowers of the transactions contemplated hereby and thereby, including, without limitation, the organizational documents and authorizing resolutions of each Borrower;

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(g)                all original letters of credit and all other non-cash security deposits relating to the Leases, together with all leasing files;

(h)                the original Facility Documents (or, with respect to any Facility Document for which an original copy is not in the possession or control of a Borrower, BFE or Parent or not otherwise available to such parties, a true and correct copy of such Facility Document, together with a “lost document” affidavit of the applicable Borrower party thereto); and

(i)                a fully-executed Form 8549 Asset Allocation Agreement, prepared by and in form and substance acceptable to Administrative Agent.

7.                  Actions at Closing.

(a)                Closing shall occur only after Administrative Agent delivers to Escrow Holder, with a copy to Borrowers, written instructions to close (the “Instructions to Close”), which shall, among other things, (a) instruct Escrow Holder to proceed to Closing, subject to the satisfaction (or waiver by Administrative Agent) of all applicable closing conditions set forth in the Instructions to Close or Section 9 hereof, (b) specify the proposed Closing Date and (c) identify any Excluded Collateral, if Administrative Agent elects to exclude any Collateral from the deed-in-lieu or retention of collateral transactions described in this Agreement. If the Instructions to Close shall identify any Excluded Collateral, Escrow Holder shall (and Borrowers hereby authorize Escrow Holder to) modify the Collateral descriptions in the Deed In Lieu Documents as necessary so as to exclude the Excluded Collateral. Upon receipt of the Instructions to Close, Escrow Holder shall proceed to Closing in accordance with the Instructions to Close, without the need for any instructions or consent from Borrowers, and notwithstanding any conflicting instructions from Borrowers. Borrowers hereby agree, on a joint and several basis, to indemnify, defend and hold harmless Escrow Holder from and against any claim, loss, liability, damage or expense (including attorneys’ fees and costs) resulting from or attributable to (i) Escrow Holder’s acting upon unilateral Instructions to Close from Administrative Agent, (ii) Escrow Holder’s failing to act upon any conflicting instructions from Borrowers or (iii) Escrow Holder’s modifications to the Deed In Lieu Documents to exclude the Excluded Collateral, in each case, except to the extent attributable solely and directly to the gross negligence or willful misconduct of Agents or the Lenders.

(b)               At the Closing, subject to the satisfaction of the conditions precedent set forth in Section 9 hereof and in accordance with the terms of the Instructions to Close, Escrow Holder shall:

(i)                    cause the Deeds and the Assignments of Leases to be recorded in the applicable recording offices;

(ii)                  deliver to Administrative Agent the items listed in Section 6 hereof; and

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(iii)                deliver or cause to be delivered to Administrative Agent the original Title Policies (or an irrevocable commitment for the issuance thereof), in form and substance satisfactory to Administrative Agent and satisfying all applicable requirements set forth in the Instructions to Close.

(c)                At the Closing, Borrowers shall deliver to the Acquiring Entities possession of the Facilities, free and clear of any and all current and future rights and interests of any and all persons and entities to occupy, possess, use or buy all or any portion of the Facilities, except under the Leases, together with all keys for the Facilities, clearly labeled.

8.                  Prorations. Except as otherwise expressly provided herein or in the Payment Schedule (as to amounts to be paid at Closing, in the ordinary course or assumed), all operating costs and accounts payable with respect to the Facilities accrued or payable as of the Closing Date shall be the sole responsibility of and shall be the continuing obligations of Borrowers, including, all taxes and assessments made against or affecting the Facilities, personal property taxes relating to the Personal Property, premiums for insurance relating to the Facilities maintained by Borrowers (which shall remain in effect through the Closing), utilities, rental payments, charges under the Service Contracts and all other costs and expenses. It is the express intention of the parties that, except as expressly provided herein or in the Payment Schedule, Borrowers shall be responsible for all costs, expenses and liabilities of the Facilities accruing prior to the Closing Date, and that Agents, the Lenders, the Acquiring Entities and any other designee thereof shall have no liability or responsibility therefor. Agents, the Lenders, the Acquiring Entities and any such other designee thereof shall not and do not assume or agree to be responsible or liable for any liability, obligation, lien, claim, demand, contract, undertakings or expense of Borrowers, or on or related to the Facilities prior to the Closing Date, except as expressly provided herein or to the extent constituting a payment obligation set forth on the Payment Schedule. Borrowers shall be solely liable for all such liabilities, obligations, liens, claims, demands, contracts, undertaking or expenses arising out of the development, construction, ownership, leasing, management, maintenance or operating of the Facilities prior to the Closing Date.

9.                  Agent and Lender Conditions. This Agreement and the obligations of Agents and the Lenders hereunder are subject to the satisfaction (or waiver by Administrative Agent) of the following conditions on or before the Closing Date, each as determined by Administrative Agent in its sole discretion:

(a)                Escrow Holder shall have received (and shall be in a position to deliver to Administrative Agent pursuant to Section 7 hereof) all of the items listed in Section 6 hereof.

(b)               Administrative Agent shall have received each of the following documents:

(i)                   the Cargill Agreement, duly executed on behalf of the Acquiring Entities, Cargill, Incorporated and each affiliate of Cargill, Incorporated party thereto;

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(ii)                  the TIF Assumption and Modification Agreement, duly executed on behalf of Pioneer Trail, the Pioneer Trail Acquiring Entity, Platte Valley State Bank & Trust Company and BioFuel Energy, LLC;

(iii)                the Corn Oil Assignment and Assumption, duly executed on behalf of Farnam Street Financial, Inc.; and

(iv)                 the BFE Sublease Assignment, duly executed on behalf of BFE, Buffalo Lake, Pioneer Trail and TransMontaigne Product Services Inc.

(c)                Administrative Agent shall have received such documents, instruments, agreements, acknowledgments, approvals and other items as Administrative Agent may require, in its sole discretion, to evidence that (i) all Buffalo Lake Licenses, Authorizations and Permits have been properly and validly assigned to the Buffalo Lake Acquiring Entity and remain in full force and effect for the benefit of Acquiring Entities and (ii) all Pioneer Trail Licenses, Authorizations and Permits have been properly and validly assigned to the Pioneer Trail Acquiring Entity and remain in full force and effect for the benefit of Acquiring Entities.

(d)               All conditions precedent set forth in the documents evidencing the Acquiring Entity Credit Facility shall have been satisfied or waived, and the Lenders party to such Acquiring Entity Credit Facility shall have deposited the proceeds of a loan advanced thereunder (the “Closing Date Advance”) into Escrow, for disbursement concurrently with the Closing, in an amount sufficient to pay the following amounts and all other amounts described on the Schedule of Closing Payments attached hereto Schedule XI (as the same may be amended or modified prior to Closing upon written agreement of Administrative Agent and Borrowers, the “Payment Schedule”):

(i) the premium for the Title Policies;

(ii)                 all recording costs and expenses with respect to the Deeds and other recordable documents, including any documentary transfer taxes payable in connection with the recordation thereof;

(iii)                 Escrow Holder’s fees in connection with the Escrow; and

(iv)                the costs and expenses of Agents, the Lenders and Borrowers in connection with this Agreement and the transactions contemplated hereby, including, without limitation, attorneys’ fees.

(e)                Administrative Agent shall have received, reviewed and approved, in Administrative Agent’s sole discretion, each of the following items:

(i)                 the results of a physical inspection of the Real Properties (for which purpose the Borrowers shall provide to Agents and their agents and designees access to the Real Properties and shall execute any documents reasonably requested by Administrative Agent in connection with such access);

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(ii)               if requested by Administrative Agent, the results of one or more hazardous materials studies with respect to the Real Properties;

(iii)              all contracts and other documents relevant to the Facilities, including all Facility Documents;

(iv)             copies of all Leases and correspondence with any Tenant relating to the use or occupancy of the Facilities;

(v)               such consents, approvals and estoppels as Administrative Agent may require from any governmental authority in connection with the transactions contemplated hereby; and

(vi)              all other matters in connection with the Facilities that Administrative Agent elects to inspect or investigate.

(f)                Administrative Agent shall have received an opinion letter of counsel to Borrowers, addressed to Agents and the Lenders, in form and substance acceptable to Administrative Agent.

(g)               Administrative Agent shall have received a copy of any fairness opinion delivered to Borrowers or any BFE Parties (as hereafter defined) in connection with the transactions contemplated hereby.

(h)               All of the representations and warranties contained in Section 11 of this Agreement shall be accurate and complete as of the Closing Date.

(i)                 There has been no material adverse change, as determined by Administrative Agent in its sole discretion, in the condition or status of the Loans, any Borrower, the Facilities or any other Collateral.

10.              Covenant Not to Sue; Release.

(a)                By Agents and the Lenders in Favor of Borrowers.

(i)                Upon Closing, but without limiting the provisions of Section 26 hereof regarding the non-merger of the Financing Documents with the Deeds, the Bills of Sale and the other Deed in Lieu Documents, or the provisions of Sections 10(a)(ii) or 14 hereof, (A) the Obligations under the Financing Documents will not be personally enforceable against Borrowers, (B) Agents and the Lenders covenant not to sue or bring any action against Borrowers for the Obligations under the Financing Documents and (C) Agents and the Lenders shall not be entitled to seek a deficiency judgment against any Borrower for the Obligations under the Financing Documents.

Notwithstanding the foregoing, the Financing Documents shall continue to constitute, as against Borrowers, bona fide nonrecourse obligations secured solely by the Mortgages and all other liens, security interests, pledges and assignments granted in favor of Collateral Agent under the Financing Documents. Furthermore, Agents shall have the right to name Borrowers in any action to the extent necessary in Administrative Agent’s judgment in connection with the foreclosure of either or both of the Mortgages or the exercise of any other remedies under the Financing Documents, provided no recourse or claim has been asserted against Borrowers in any such action, subject to the terms of this subsection (a). The agreements by Agents and the Lenders under this subsection (a) shall relate solely to the Facilities and the Obligations under the Financing Documents.

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(ii)                 Notwithstanding the provisions of subsection (a)(i) above, and without in any way limiting the provisions hereof, if any of the following occur, the agreements of Agents and the Lenders set forth in subsection (a)(i) above shall be of no force or effect and shall be void ab initio, Borrowers’ liability under the Financing Documents and all rights and remedies of the Agent and the Lenders thereunder shall be revived and reinstated automatically without need of any further action by any party and Agents and the Lenders shall be entitled to immediately exercise all rights and remedies with respect to Borrowers and the Collateral provided for under the Financing Documents, at law or in equity:

(A)                The conveyance of the Facilities and other Collateral from Borrowers to the Acquiring Entities is voided, avoided or set aside for any reason whatsoever by a court of competent jurisdiction or the release granted pursuant to Section 10(c) hereof is voided, set aside or rendered unenforceable by a court of competent jurisdiction; or

(B)                Borrowers, any person claiming by or through Borrowers or any of their respective agents, employees, representatives, officers, directors, shareholders, subsidiaries, affiliates, heirs, personal representatives, successors or assigns voluntarily commences, initiates, joins in, assists, cooperates in, acts in concert with or participates as an adverse party (not including participation through oral testimony or production of documents compelled by legal process requiring such testimony or production of documents), directly or indirectly, in any suit or other proceeding against any Agent or Lender or any their respective predecessors in interest, successors, assigns or affiliates relating to the Loans or the other Obligations, the Financing Documents or the Facilities, that seeks to avoid, set aside, rescind or render unenforceable (1) the conveyance of the Facilities and other Collateral from Borrowers to the Acquiring Entities or (2) the release granted in pursuant to Section 10(c) hereof.

(iii)                Notwithstanding the provisions of subsection (a)(i) above, and without in any way limiting the provisions hereof, in the event that (A) any Borrower shall breach any of the covenants or agreements of Borrowers hereunder or under any of the other Deed in Lieu Documents or (B) Administrative Agent shall determine that any representation or warranty of a Borrower hereunder or under any of the other Deed in Lieu Documents was untrue in any material respect when made (an event of the type described in the foregoing subclauses (A) or (B), a “Misrepresentation or Covenant Breach”), the agreements of Agents and the Lenders set forth in subsection (a)(i) above shall be of no force or effect and shall be void ab initio, Borrowers’ liability under the Financing Documents and all rights and remedies of the Agent and the Lenders thereunder shall be revived and reinstated automatically without need of any further action by any party and Agents and the Lenders shall be entitled to immediately exercise all rights and remedies with respect to Borrowers and the Collateral provided for under the Financing Documents, at law or in equity, in each case, relating solely to the subject matter of the Misrepresentation or Covenant Breach (including any Collateral related thereto) and to the extent of any loss, damage, liability or claim suffered by any Agent, Lender or Acquiring Entity as a result thereof.

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Each Borrower acknowledges that the agreements of Agents and the Lenders under this subsection (a) constitute fair and adequate consideration for the transactions contemplated by this Agreement and the other Deed in Lieu Documents.

(b)                By Agents and the Lenders in Favor of the BFE Parties. Upon Closing, Agents and the Lenders fully, finally and forever release, acquit and discharge Parent, BFE and their respective directors, officers, shareholders, employees, agents and representatives (collectively, the “BFE Parties”), from any and all actions, causes of action, claims, debts, demands, liabilities, obligations and suits, of whatever kind or nature (excluding any actions, causes of action, claims, debts, demands, liabilities, obligations or suits attributable in whole or in part to any fraud or intentional misrepresentation on the part of any BFE Party), known or unknown, in law or equity, that Agents or the Lenders have against any BFE Party as of the Closing Date (collectively, the “Released Claims”), in each case to the extent such Released Claims relate to the Loans or the other Obligations, the Financing Documents, the Facilities, this Agreement or the other Deed in Lieu Documents or the transactions contemplated hereby or thereby.

(c)                By Borrowers, Parent and BFE. Borrower, Borrowers’ Agent, BFE and Parent each fully, finally and forever releases, acquits and discharges (i) each Agent and Lender, (ii) the predecessors in interest of each Agent and Lender, (iii) the successors, assigns and affiliates of each Agent and Lender and (iv) the directors, officers, employees, agents and representatives of each Agent and Lender (collectively, the “Lender Parties”), from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, contracts, agreements, accounts, defenses, suits and offsets against the Indebtedness of whatever kind, character or nature whatsoever, in law or equity, contract or in tort, that Borrower, Borrowers’ Agent, BFE or Parent has or in the future may have, whether known or unknown, suspected or unsuspected, including, without implied limitation, such claims and defenses as fraud, mistake, duress and usury, for or by reason of any matter, cause or thing whatsoever, arising in respect of the Loans or the other Obligations, the Financing Documents, the Facilities, the transactions contemplated hereby or by the other Deed in Lieu Documents or the actions or omissions of any of the Lender Parties in respect of the foregoing. Furthermore, none of Borrowers, Borrowers’ Agent, BFE or Parent shall commence, join in, prosecute or participate in any suit or other proceeding in a position which is adverse to any of the Lender Parties arising directly or indirectly from any of the foregoing matters. The releases contained in this paragraph shall survive Closing. BORROWER, BORROWERS’ AGENT, BFE AND PARENT EACH EXPRESSLY WAIVES ANY PROVISION OF STATUTORY OR DECISIONAL LAW TO THE EFFECT THAT A RELEASE OF CLAIMS DOES NOT EXTEND TO CLAIMS WHICH THE RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN SUCH PARTY’S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY SUCH PARTY, MUST HAVE MATERIALLY AFFECTED SUCH PARTY’S SETTLEMENT WITH THE RELEASED PARTIES.

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11.              Representations and Warranties. Each Borrower and Borrowers’ Agent hereby makes the following representations and warranties to Agents and the Lenders, which representations and warranties shall be deemed reaffirmed at the time of Closing and shall survive the execution of this Agreement and the Closing:

(a)                Each Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Buffalo Lake is in good standing and is qualified to conduct business under the laws of the State of Minnesota and all other states for which any registration is required for it to conduct its business. Pioneer Trail is in good standing and is qualified to conduct business under the laws of the State of Nebraska and all other states for which any registration is required for it to conduct its business.

(b)               The execution, delivery, and performance of this Agreement and the other Deed in Lieu Documents (i) have been duly authorized on the part of each Borrower and do not require the consent or approval of any governmental agency or body or any other person or entity (other than Agents and the Lenders), including the consent or approval of any party to any contract or agreement to be assigned to the Acquiring Entities pursuant to this Agreement or any of the other Deed in Lieu Documents, and (ii) are not in contravention of or in conflict with any law or regulation or any term or provision of any charter or governing documents of any Borrower. Each of the Deed in Lieu Documents constitutes the legal, valid and binding obligation of each Borrower party thereto and is enforceable against such Borrower in accordance with its terms.

(c)                Except as set forth in Schedule IV attached hereto, no Borrower has (i) been served with process in connection with any litigation regarding the Facilities, (ii) received notice of any administrative or other proceeding pending against or affecting the Facilities, (iii) has knowledge of any covenants, agreements, liens, leases, encumbrances, claims, easements, restrictions or other matters, other than liens for taxes which are not yet due and payable, affecting the Facilities or any portion thereof, except the matters disclosed by the Title Policies (or the latest commitment therefor), (iv) been served with process or notice in connection with any condemnation, environmental, zoning or other land use regulation litigation or proceeding with respect to the Facilities or any portion thereof and, to the best of each Borrower’s knowledge, no such litigation or proceeding is pending or threatened, (v) received any written notice from any governmental authority of a violation on, or with respect to, the Facilities, of any applicable building codes, environmental, zoning, subdivision, land use, or sales laws or other local, state and federal laws or regulations, and to the best of each Borrower’s knowledge, the Facilities conform to all applicable zoning ordinances and regulations and other laws, orders, ordinances, permits, rules, regulations and requirements, or (vi) entered into any instruments for the purpose of creating assessment districts affecting the Real Properties other than as set forth in the Title Policies (or the latest commitment therefor).

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(d)                No Borrower has filed any petition seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law relating to bankruptcy or insolvency, nor has any such petition been filed against any Borrower. No general assignment of the property of any Borrower has been made for the benefit of creditors, and no receiver, master, liquidator or trustee has been appointed for any Borrower. None of the Collateral is subject to any liens or security interests in favor of any party, other than the liens and security interests granted in favor of Collateral Agent pursuant to the Financing Documents. Buffalo Lake holds fee simple title to the Buffalo Lake Real Property and Buffalo Lake Improvements (except for any portion thereof leased by Buffalo Lake from another party, in which case Buffalo Lake holds a valid and assignable leasehold interest with respect thereto), and good and marketable title to all Buffalo Lake Personal Property. Pioneer Trail holds fee simple title to the Pioneer Trail Real Property and Pioneer Trail Improvements (except for any portion thereof leased by Pioneer Trail from another party, in which case Pioneer Trail holds a valid and assignable leasehold interest with respect thereto), and good and marketable title to all Pioneer Trail Personal Property.

(e)                Attached hereto as Schedule V is a true and complete schedule of all of the Facility Documents. The Facility Documents to be delivered to Administrative Agent pursuant to this Agreement are accurate and complete copies of all of the books, records, computer software, data, contracts, agreements, plans, studies and other documentation in the possession of, under the control of or reasonably available to Borrowers with respect to the Facilities.

(f)                Except as set forth in Schedule VI attached hereto, there are no broker’s commissions or finder’s fees payable in connection with (i) the Facilities, (ii) any Leases, whether executed or under negotiation, (iii) the transactions contemplated by this Agreement or (iv) the Closing.

(g)                None of the execution of this Agreement, the transfer of Borrowers’ rights, title and interests in the Facilities and the other Collateral and the performance of the other transactions contemplated by this Agreement is being effected by Borrowers with any intent to hinder, delay or defraud any person or entity to whom any Borrower is now indebted or may hereafter become indebted.

(h)                As a result of the receipt by Borrowers of the consideration to be given by the Agents and the Lenders pursuant to this Agreement, Borrowers will receive a reasonably equivalent value in exchange for the transfers of their respective rights, title and interests in the Facilities and other Collateral under this Agreement.

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(i)                 The Deeds and the other Deed in Lieu Documents are absolute conveyances to the Acquiring Entities of all of the rights, title and interests of Borrowers in and to the Facilities and the other Collateral and are not intended as and do not constitute security for the payment or repayment of any indebtedness or the performance of any obligation of any Borrower or any other person or entity of any kind or nature whatsoever, and there is no express or implied agreement or understanding between any Borrower or any of its affiliates, on the one hand, and any Agent or Lender, on the other hand, to purchase the Facilities or any other Collateral from the Acquiring Entities following the Closing.

(j)                 Each Borrower (i) is experienced and sophisticated in transactions of the type contemplated under this Agreement, and has been significantly and directly involved in the structuring of such transactions, (ii) understands fully the terms of this Agreement and the other Deed in Lieu Documents and the consequences thereof, (iii) has been afforded an opportunity to have this Agreement and the other Deed in Lieu Documents reviewed by, and to discuss all such documents with, such attorneys and other persons as it may wish, (iv) has entered into this Agreement and will execute and deliver the other Deed in Lieu Documents of its own free will and accord and without threat or duress and (v) has been represented by competent legal counsel of its own choosing throughout the negotiation, preparation, and execution of this Agreement, and in connection with the Closing. Each Borrower has obtained independent advice with respect to the tax consequences of the transactions contemplated by this Agreement and has analyzed and accepted those tax consequences.

(k)                Except as described on Schedule VII attached hereto, there are no Leases in existence with respect to the Facilities or any portion thereof. Borrowers have delivered to Administrative Agent true, correct and complete originals of all Leases. Borrowers further represent and warrant that (i) all Leases are in full force and effect, (ii) to the best of each Borrower’s knowledge, there are no defaults by any Tenant or the Borrower under any Lease, nor has any event occurred that, with the giving of notice or passage of time, or both, would constitute such a default, (iii) except as described on Schedule VII attached hereto, there are (except as contained in the Leases by their express terms) no options or rights to renew, extend, expand or terminate any Lease, (iv) there are no options to purchase any portion of the Facilities, (v) there are no Tenants, persons, or entities occupying space in any of the Facilities other than pursuant to the Leases, (vi) no Tenant has made any payment of Rent in advance, and no security deposit has been paid under any Lease, (vii) no allowance or rent concession of any nature is owed to any Tenant, nor is any landlord improvement work required which has not previously been completed and paid in full, (viii) no Tenant has any right or has threatened any claim or demand against the Borrower, or offset or set off against Rent and (ix) there are no leasing commissions or other commissions presently due and unpaid with respect to any Leases or which could become due and payable in the future upon the exercise of any right or option contained in any Lease, or with respect to any contract, license, or agreement relating thereto.

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(l)                 Attached hereto as Schedule VIII is a true, complete and accurate schedule of all Service Contracts in existence with respect to the Facilities or any part thereof. Borrowers have delivered to Administrative Agent true, correct and complete copies of all Service Contracts, all such Service Contracts are in full force and effect and, except as set forth in Schedule VIII attached hereto, there are no defaults under any of the Service Contracts, nor has any event occurred that, with the giving of notice or passage of time, or both, would constitute a default thereunder. Borrowers have obtained the written acknowledgment and consent of each party to any Service Contract (other than a Borrower) whose consent is required under the applicable Service Contract as a condition to Borrowers’ right to assign such Service Contract to Acquiring Entities in connection with the Closing.

(m)               As of the Closing Date, there are no employees employed at the Facilities, except those employed by the Acquiring Entities or their agents or designees. If, notwithstanding the representations and warranties of Borrowers set forth in the immediately preceding sentence, there exists any employees of Borrowers or any affiliates thereof (i) none of Agents, the Lenders or the Acquiring Entities shall have any obligation whatsoever to such employees and (ii) except for accrued payroll obligations reflected on the Payment Schedule for which payment is to be made at Closing, Borrowers shall be solely responsible for all compensation and benefits of such employees, and the payment of all taxes imposed by state, local, or federal law as employer with respect to such employees.

12.              Excluded Service Contracts. Notwithstanding anything to the contrary contained herein or in any of the other Deed in Lieu Documents, neither Collateral Agent nor either Acquiring Entity shall be deemed to have accepted the assignment of any Service Contracts other than those Service Contracts described on Schedule IX attached hereto (the “Accepted Service Contracts”). Borrowers shall be solely responsible for the termination or disposition of any Service Contracts not set forth on Schedule IX attached hereto (the “Excluded Service Contracts”), and shall not look to any Agent, Lender, Acquiring Entity or any designee thereof for reimbursement of, or liability for, any costs, fees, charges and expenses under such Excluded Service Contracts. In connection with the foregoing, each Borrower acknowledges, agrees and hereby confirms that it has obtained such assurances as it deems necessary from the appropriate parties to firmly bind itself and to fully and completely carry out the covenant set forth in the immediately preceding sentence, which covenant shall survive the Closing.

13.              Acquiring Entity and Parent Post-Closing Obligations.

(a)                Agents and the Lenders shall cause Acquiring Entities to agree to cause the respective contractors of Acquiring Entities to extend at will offers of employment following the Closing Date, on such terms and conditions as Acquiring Entities shall determine in their sole and absolute discretion, to not less than 10 of the existing employees of each of the Facilities, in each case, for an employment period of not less than 90 days following the Closing Date.

(b)               Agents and the Lenders shall cause Acquiring Entities to agree to issue in favor of BFE Holdings, LLC, immediately following the Closing, membership interests evidencing a 1% equity ownership in Opco Acquiring Entity. Notwithstanding the preceding sentence, in the event Borrowers are ready, willing and able to sell the Facilities to a ready, willing and able purchaser prior to the occurrence of a Release Event (as defined in that certain Agreement dated of even date herewith among Agents, the Lenders, Borrowers and First National Bank of Omaha, as escrow agent (the “Release Agreement”)), and such sale cannot be consummated as a result of the failure of the Lenders to approve such sale and release their liens, the Lenders shall cause Opco Acquiring Entity to agree to issue in favor of BFE Holdings, LLC, immediately following the Closing, (i) a 5-year, 17.5% equity Warrant in Opco Acquiring Entity, with a strike price equal to outstanding principal balance of the Loans, all accrued unpaid interest thereon (including interest calculated at the default rate) and all other Obligations payable under the Financing Documents as of the Closing Date, and (ii) membership interests evidencing a 2% equity ownership interest in Opco Acquiring Entity.

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(c)                Agents shall use commercially reasonable efforts to cause Opco Acquiring Entity to be initially governed by the terms and conditions of the form Operating Agreement attached hereto as Schedule XII. The failure of BFE Holdings, LLC to sign and agree to the Acquiring Entity’s Operating Agreement ultimately agreed to by Agents and the Lenders shall result in BFE Holdings, LLC forfeiting its entitlement to the equity ownership and equity Warrants that it would otherwise be entitled to receive pursuant to Section 13(b).

(d)               Agents and the Lenders shall cause Acquiring Entities to agree, within 180 days following the Closing Date, to (i) deliver to Kinder Morgan Interstate Gas Transmission LLC a “fresh start” consolidated audited balance sheet for Acquiring Entities, prepared by independent certified public accountants acceptable to Administrative Agent, and (ii) use good faith efforts to encourage Kinder Morgan to release to BFE the Kinder Morgan Deposit.

(e)                Provided that BFE shall be in compliance with the terms of the Transition Employment Obligation (as hereafter defined), Agents and the Lenders shall cause Acquiring Entities to pay to BFE the sum of $260,000 per month for a period of three months following the Closing Date, commencing on the first Business Day of the month immediately following the month in which the Closing Date occurs and continuing thereafter on the first Business Day of the two months immediately following such first payment date.

(f)                BFE hereby covenants and agrees to and for the benefit of Agents, Lenders and Acquiring Entities, to offer continued employment to each of the employees identified on Schedule XIII attached hereto (the “Designated Employees”) for a period of 90 days, and to use its commercially reasonable efforts to cause such Designated Employees to be available to Acquiring Entities, Agents and the Independent Sales Agent (as defined in the Release Agreement), and all agents and employees of the foregoing, for purposes of providing such consultation and support services as Acquiring Entities, Agents or the Independent Sales Agent may from time to time request. All Designated Employees shall be the employees of BFE, and none of Acquiring Entities, Agents, Lenders or the Independent Sales Agent shall have any obligation for the payment of any salaries or benefits of such Designated Employees (subject to the obligation of Acquiring Entities to make payments to BFE as provided in subclause (d) above). The obligations of Parent under this subclause (e) are collectively referred to herein as the “Transition Employment Obligation”.

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The obligations under this Section 13 shall survive the Closing.

14.              Indemnity. Each Borrower hereby agrees, on a joint and several basis, to forever indemnify and hold harmless the Lender Parties from and against any and all claims, demands, obligations, liabilities, suits, judgments, causes of action, damages, costs, losses and expenses of every type, kind, nature, description or character, including attorneys’ fees and costs, arising from, relating to or in connection with (a) any breach or default by any Borrower of its obligations under this Agreement or any of the other Deed in Lieu Documents, (b) any inaccuracy in any of the certifications, representations or warranties of any Borrower set forth in this Agreement or any of the other Deed in Lieu Documents, irrespective of any claim that it should have been discovered prior to the Effective Date or Closing Date, (c) any act, event, omission, occurrence, liability, obligation, lien, claim, demand, contract, undertaking, cost or expense arising out of any Lease, any of the Accepted Service Contracts or otherwise out of the development, construction, ownership, management or operation of the Facilities prior to the Closing Date, and (d) any fraud or intentional misrepresentation by any Borrower or any of its affiliates in connection with this Agreement, any of the other Deed in Lieu Documents or the transactions contemplated hereby or thereby. Notwithstanding anything to the contrary contained in this Agreement, all covenants, representations, warranties and obligations of Borrowers under the Financing Documents in respect of Environmental Laws, Environmental Claims and Hazardous Materials (as such terms are defined in the Credit Agreement), including, without limitation, the representations, warranties and covenants of Borrowers under Sections 4.13 and 5.26 of the Credit Agreement and all indemnifications, liabilities and other obligations of Borrowers in respect of such matters, together with all rights and remedies of Agents and the Lenders under the Financing Documents, at law or in equity to enforce such indemnifications, liabilities and other obligations (subject in all respects to the terms of Section 10(a) hereof), shall survive the Closing.

Parent, BFE and each Borrower hereby agree, on a joint and several basis, to pay, immediately upon demand from any Acquiring Entity, Agent or Lender, any and all costs or expenses incurred by any Acquiring Entity, Agent or Lender in connection with, arising out of or in any way relating to the Asset Retirement Obligations, and shall forever indemnify and hold harmless such parties from and against any and all claims, demands, obligations, liabilities, suits, judgments, causes of action, damages, costs, losses and expenses of every type, kind, nature, description or character, including attorneys’ fees and costs, arising from, relating to or in connection with the Asset Retirement Obligations. The foregoing obligations of Parent, BFE and Borrowers in respect of the Asset Retirement Obligations shall survive the Closing.

15.              Remedies Cumulative. All remedies provided in this Agreement are cumulative and non-exclusive and shall be in addition to any and all other rights and remedies provided under the Financing Documents, at law or in equity. No waiver of any default or event of default (including, without limitation, any of the Acknowledged Events of Default) shall be implied from any omission by any party to take action on account of such default or event of default, even if such default or event of default persists or is repeated. No waiver of any default or event of default shall affect any default or event of default other than the default or event of default expressly waived, and any such waiver shall be operative only for the time and to the extent stated. No waiver of any provision of any of the Deed in Lieu Documents shall be construed as a waiver of any subsequent breach of the same provision. The consent of any Agent or Lender to or approval of any act by Borrowers requiring further consent or approval shall not be deemed to waive or render unnecessary the consent to or approval of any subsequent act by any Agent or Lender.

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16.              Unconditional and Absolute Transfer.

(a)                As a material inducement and consideration to Agents and the Lenders to enter into this Agreement, each Borrower confirms and agrees that the grants, assignments, conveyances and transfers of the Facilities and the other Collateral under this Agreement and the other Deed in Lieu Documents (other than Collateral expressly excluded from such assignment, transfer or other conveyance pursuant to the terms hereof) are (i) unconditional and absolute transfers to the Acquiring Entities of all of each Borrower’s rights, title and interests therein, including all equity and rights of redemption and rights of reinstatement, and (ii) not intended as a deed of trust, mortgage, trust conveyance or other security agreement or device of any nature whatsoever. In confirmation of the foregoing, and as a material inducement and consideration to Agents and the Lenders to enter into this Agreement, each Borrower hereby unconditionally, irrevocably and absolutely assigns to Collateral Agent, and to the Acquiring Entities as designees of Collateral Agent, all of such Borrower’s equity, right of redemption and right of reinstatement in and to the Facilities and the other Collateral (other than Collateral expressly excluded hereunder from the assignments and transfers contemplated hereby). Following the Closing, no Borrower shall have (and no Borrower has reserved) any right, title or interest of any kind whatsoever in or to the Facilities or any other Collateral (other than Collateral expressly excluded hereunder from the assignments and transfers contemplated hereby).

(b)               Except as expressly provided herein, no Agent, Lender or any of their respective successors, assigns or designees shall be deemed to assume, directly or indirectly, any liability, obligation, duty or responsibility whatsoever for the payment, discharge or other resolution of any liability, obligation, indebtedness, lien, security interest, encumbrance, claim or other condition or matter that has been or may hereafter be created or assumed by Borrowers, anyone associated with the Borrowers or any of predecessors in interest of Borrowers or that may otherwise presently exist with respect to the Facilities or any other Collateral. The Acquiring Entities and any successor, assignee or designee may, at any time after the Closing, sell, transfer, encumber, lease, assign or abandon, all or any portion of the Facilities or any interest therein and take or omit to take any action which such party in its sole discretion may deem to be in its best interest.

(c)                As a material inducement and consideration to Agents and the Lenders to enter into this Agreement, each Borrower hereby knowingly, unconditionally and irrevocably waives and relinquishes to the maximum extent permitted by law all rights and benefits under (i) any and all equity and right of redemption, or right of reinstatement under applicable law, and (ii) any anti-deficiency and other laws generally affecting the rights and remedies of creditors.

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17.              Waiver of Borrower Contests. Each Borrower agrees that it will not at any time after the Closing Date initiate or undertake any legal proceeding to rescind or set aside this Agreement or the transactions contemplated hereby for any reason whatsoever, including any claim that the transactions contemplated hereby constitute a preference, a fraudulent conveyance or security device.

18.              Bankruptcy Abstention. Each Borrower acknowledges that this Agreement represents Borrowers’ final efforts to reorganize and restructure their financial obligations with respect to the Facilities and therefore such Borrower agrees that it will not, for a period of 91 days following the Closing Date, seek voluntary relief, cooperate in or encourage any other party to seek involuntary relief, under the provisions of Chapter 11 or any other Chapter of the United States Bankruptcy Code. Each Borrower further agrees that, should a voluntary or involuntary bankruptcy proceeding be filed by or against it, it will not, for a period of 91 days following the Closing Date, contest a motion to dismiss, to abstain or to lift the automatic stay, based upon this Agreement and the settlement contemplated hereunder. Each Borrower further acknowledge that the exercise of any bankruptcy court’s discretion to determine to dismiss or suspend the proceeding pursuant to 11 U.S.C. §305(a)(1) is not reviewable by appeal or otherwise pursuant to the provisions of 11 U.S.C. §305(c) or §105. Each Borrower agrees, on a joint and several basis, to forever indemnify and hold harmless the Acquiring Entities, Agents, the Lenders and each other Lender Party from and against any and all claims, demands, obligations, liabilities, suits, judgments, causes of action, damages, costs, losses or expenses of every type, kind, nature, description or character, including attorneys’ fees and costs, arising from, relating to or in connection with any breach by a Borrower of the covenants and agreements set forth in this Section 18.

19.              Agents and the Lenders Not Responsible for Tax Consequences. Each Borrower agrees and acknowledges that: (a) it has been advised by Agents and the Lenders to seek the advice of its own tax attorney or certified public accountant for determination of any income tax consequences that may arise from the execution and delivery of this Agreement, or the consummation of the transactions contemplated hereby; and (b) no Acquiring Entity, Agent or Lender shall be responsible or liable for any income tax consequences to Borrowers or to any of their respective affiliates, members, partners, shareholders, principals or any other person or entity, that may arise from the execution and delivery of this Agreement and the other Deed in Lieu Documents, or the consummation of the transactions contemplated hereby or thereby. Each Borrower unconditionally releases and forever discharges each Lender Party from and against any and all claims, demands, obligations, liabilities, suits, judgments, causes of action, damages, costs, losses or expenses of every type, kind, nature, description or character, including attorneys’ fees and costs, arising from, relating to or in connection with any income tax consequences to Borrowers, or their respective affiliates, members, partners, shareholders, principals or any other person or entity, resulting from the execution and delivery of this Agreement, or the consummation of the transactions contemplated hereby, whether such income tax consequences are intended or unintended, anticipated or unanticipated, foreseen or unforeseen, and desired or undesired. As used in this Section 19, the term “income tax consequences” shall refer to any taxes imposed in accordance with the Internal Revenue Code of 1986, as amended, and the taxing power and authority of any state or other jurisdiction, foreign or domestic, against any of the foregoing parties, and shall include specifically any taxes imposed upon income arising from, relating to or in connection with the satisfaction of Borrowers’ or any other person’s or entity’s obligations under Financing Documents, the transfer of the Facilities and other Collateral and any distributions required in connection therewith. Under no circumstances shall any Lender Party be responsible or liable for any consequential, punitive, special or any other damages, whether or not foreseeable, that may be suffered by Borrowers or their respective affiliates, members, partners, shareholders, principals or any other person or entity as a direct or indirect result of such income tax consequences.

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20.              Ratification of Financing Documents. The Financing Documents are and will continue to be the legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their terms, except as expressly modified hereby.

21.              Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument. An electronically delivered counterpart shall be equivalent for all purposes to a counterpart bearing an original signature. Any party delivering an executed counterpart of this Agreement by electronic transmission shall deliver a counterpart bearing an original signature to the other parties within a reasonable period of time following the electronic delivery, provided that failure to deliver the counterpart bearing the original signature shall not affect the enforceability of this Agreement.

22.              Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

23.              WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

24.              Entire Agreement; Headings. This Agreement and the other Deed in Lieu Documents (including all Exhibits and Schedules hereto and thereto) contain the entire agreement among Borrowers, Agents and the Lenders with respect to the subject matter hereof, and any prior representations, negotiations or agreements between or among the parties hereto are merged into this Agreement. The section heading used in this Agreement are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the interpretation of any of the provisions of this Agreement or the other Deed in Lieu Documents.

25.              Invalidity. If any of the provisions of this Agreement, or the application thereof to any person, party or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision or provisions to persons, parties or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

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26.              No Merger or Impairment. Following the recordation of the Deeds and the execution and delivery of the other Deed in Lieu Documents (a) the title to the Real Properties conveyed by the Deeds and the other property conveyed by the other Deed in Lieu Documents shall not merge with or into the liens and security interests of the Mortgages and the other Financing Documents Documents, (b) none of the Financing Documents or any lien or security interest granted thereunder shall be extinguished, impaired or affected in any manner whatsoever, (c) the Collateral shall remain subject to the liens and security interests of the Mortgages and the other Financing Documents, it being the intent of the parties that Collateral Agent’s interest in the Collateral shall not merge with or into the interest of the Acquiring Entities (or their respective successors, assignees or designees) in the Real Properties or the other property conveyed by the Deed in Lieu Documents, and that such interests are and shall remain separate, distinct, and independent, and (d) Agents, the Lenders and their respective successors, assigns and designees shall continue to enjoy all rights and remedies under the Mortgages and the other Financing Documents, including the right to exercise the power of sale and/or right of foreclosure contained therein. Nothing contained in this Agreement or the consummation of the transactions contemplated hereby shall (a) affect or impair or be construed to affect or impair the lien, charge or encumbrance of the Mortgages or any of the other Financing Documents against the Collateral or (ii) except as expressly provided hereby, release or affect the liability of any person or entity now or hereafter liable under the Mortgages or any of the other Financing Documents.

27.              Amendments; Survival. This Agreement may not be amended except by an amendment in writing signed by all parties hereto. This Agreement and the covenants, representations, warranties, indemnities, releases, waivers, and other rights and obligations contained herein shall survive the Closing.

28.              Further Assurances. At any time or from time to time upon the request of Administrative Agent, Borrowers shall execute all such additional documents, instruments and estoppel certificates and shall do all such additional acts and things reasonably requested by Administrative Agent in order to fully confer upon the Acquiring Entities, Agents and the Lenders the intended benefits of this Agreement.

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29.              Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered, (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three (3) Business Days after mailing, (c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service or (d) if by telecopier on the day of transmission, if prior to 5:00 pm (recipient’s time) on a Business Day (otherwise, on the first Business Day following transmission), so long as copy is sent by overnight courier for delivery not later than the one (1) Business Day after the Business Day on which notice was given by telecopier, as set forth below.

If to the Borrowers:

c/o BFE Operating Company, LLC
1600 Broadway, Suite 2200
Denver, Colorado 80202
Attention: Scott Pearce
Telephone: (303) 640-6500
Facsimile: (303) 592-8117

With a copies to:

Arnold & Porter LLP

555 12th Street
Washington, D.C. 20004
Attention: Michael L. Bernstein
Telephone: (202) 942-5577
Facsimile: (202) 942-5999

Arnold & Porter LLP

370 Seventeenth Street

Suite 4400
Denver, Colorado 80202
Attention: Timothy Macdonald
Telephone: (303) 863-2334
Facsimile: (303) 832-0438

If to Agents or the Lenders:

c/o First National Bank of Omaha, as Administrative Agent
1620 Dodge Street, Stop 1050
Omaha, Nebraska 68197
Attention: Brad Brummund
Telephone: (402) 602-3507
Facsimile: (402) 602-3056

With a copy to:

Kutak Rock LLP
1650 Farnam Street
Omaha, Nebraska 68102
Attention: Jeff Wegner
Telephone: (402) 346-6000
Facsimile: (402) 346-1148

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

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30.              General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)                the words and phrases defined in this Agreement have the meanings specified in this Agreement, and if not specified in this Agreement, have the meaning specified in the Financing Agreement, and apply to the singular and plural forms;

(b)               any references herein to “Sections”, “subsections”, “paragraphs”, “clauses” and other subdivisions without reference to a documents are to designated Sections, subsections, paragraphs, clauses and other subdivisions of this Agreement;

(c)                a reference to a subsection without further reference to a Section is a reference to the subsection in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

(d)               the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(e)                the terms “include”, “includes” and “including” mean without limitation by reason of enumeration.

31.              Time of Essence. Time is of the essence of this Agreement and the other Deed in Lieu Documents.

32.              Legal Fees. In the event of any controversy or dispute arising out of this Agreement, the Deed in Lieu Documents or the transactions contemplated hereby and thereby, the prevailing party or parties shall be entitled to have and recover from the other party all attorneys’ fees and costs, witness fees, court costs, and other litigation expenses incurred by the prevailing party, as determined by the court (including, without limitation, all attorneys’ fees and costs, court costs and other expenses incurred by such party in connection with any appeal, any insolvency, bankruptcy, reorganization, arrangement or other similar proceeding, and in connection with the enforcement of any judgment).

33.              Joint and Several Obligations. Each of the obligations of Borrowers under this Agreement shall be the joint and several obligations of all Borrowers.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

FIRST NATIONAL BANK OF OMAHA, a national banking association, as Administrative Agent and Collateral Agent

By:	/s/ Andrew Wong
Name:	Andrew Wong
Title:	Vice President

BORROWERS AND BORROWERS’ AGENT:

BFE OPERATING COMPANY, a Delaware limited liability company, as Borrower and as Borrowers’ Agent

By:	/s/ Scott H. Pearce
Name:	Scott H. Pearce
Title:	Authorized Person

BUFFALO LAKE ENERGY, LLC, a Delaware limited liability company, as Borrower

By:	/s/Scott H. Pearce
Name:	Scott H. Pearce
Title:	Authorized Person

PIONEER TRAIL ENERGY, LLC, a Delaware limited liability company, as Borrower

By:	/s/ Scott H. Pearce
Name:	Scott H. Pearce
Title:	Authorized Person

[EXECUTION PAGE OF DEED IN LIEU OF FORECLOSURE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS]

LENDERS:

FIRST NATIONAL BANK OF OMAHA, as Lender

By:
Name:
Title:

STANDARD CHARTERED BANK, as Lender

By:
Name:
Title:

AGFIRST FARM CREDIT BANK, as Lender

By:
Name:
Title:

FARM CREDIT BANK OF TEXAS, as Lender

By:
Name:
Title:

FCS FINANCIAL, FLCA, as Lender

By:
Name:
Title:

TPG CREDIT STRATEGIES FUND, L.P., as Lender

By:
Name:
Title:

[EXECUTION PAGE OF DEED IN LIEU OF FORECLOSURE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS]

TPG CREDIT STRATEGIES FUND II, L.P., as Lender

By:
Name:
Title:

AMARILLO NATIONAL BANK, as Lender

By:
Name:
Title:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as Lender

By:
Name:
Title:

[EXECUTION PAGE OF DEED IN LIEU OF FORECLOSURE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS]

ACCEPTED AND AGREED AS TO SECTION 10(c) and 13:

BIOFUEL ENERGY CORP., a Delaware corporation

By:
Name:
Title:

BIOFUEL ENERGY, LLC, a Delaware limited liability company

By:
Name:
Title:

EXHIBIT A

BUFFALO LAKE LEGAL DESCRIPTION

Tract A:

Parcel 1:

A tract of land in the Northeast Quarter and the Southeast Quarter of Section 1, Township 102 North, Range 31 West, Martin County, Minnesota described as follows:

Beginning at the East Quarter Corner of Section 1, Township 102 North, Range 31 West, Martin County, Minnesota; thence North 00 degrees 36 minutes 44 seconds East, (County Coordinate System) along the East line of the Northeast Quarter of Section 1, a distance of 134.67 feet; thence South 89 degrees 56 minutes 44 seconds West, a distance of 950.58 feet; thence North 00 degrees 36 minutes 44 seconds East, a distance of 688.36 feet; thence South 88 degrees 53 minutes 16 seconds East, a distance of 950.55 feet to the East line of the Northeast Quarter of Section 1; thence North 00 degrees 36 minutes 44 seconds East, along said East line, a distance of 1827.63 feet to the Northeast Corner of Section 1; thence North 89 degrees 21 minutes 24 seconds West, along the North line of the Northeast Quarter of Section 1, a distance of 1315.08 feet to the Northwest Corner of the Northeast Quarter of the Northeast Quarter of Section 1; thence South 00 degrees 45 minutes 22 seconds West, along the West line of the Northeast Quarter of the Northeast Quarter of Section 1, a distance of 1295.19 feet to the Southwest Corner of the Northeast Quarter of the Northeast Quarter; thence North 88 degrees 28 minutes 02 seconds West, along the South line of the Northwest Quarter of the Northeast Quarter of Section 1, a distance of 1318.45 feet to the North-South Quarter line of Section 1; thence South 00 degrees 54 minutes 09 seconds West, along the North-South Quarter line of Section 1; a distance of 2139.68 feet to the north line of a tract of land deeded to Cargill, Incorporated and recorded and described in the Office of the County Recorder in Document No. 321994 (Parcel 1); thence South 89 degrees 03 minutes 49 seconds East, along the north line of said Cargill, Incorporated tract and the north line of a tract of land deeded to Cargill, Incorporated and recorded and described in the Office of the County Recorder in Document No. 347139, a distance of 1262.00 feet to the east line of said Cargill, Incorporated tract described in Document No. 347139; thence South 00 degrees 56 minutes 11 seconds West, along said east line, a distance of 375.74 feet to the north line of said Cargill, Incorporated tract described in Document No. 312994 (Parcel 1); thence South 83 degrees 44 minutes 53 seconds East, along said north line, a distance of 469.51 feet to the west line of Borden.s Addition according to the recorded plat on file and of record in the Office of the County Recorder; thence North 00 degrees 56 minutes 11 seconds East, along said west line, a distance of 419.23 feet to the north line of said Borden.s Addition; thence South 89 degrees 03 minutes 49 seconds East, along said north line, a distance of 513.49 feet to the southwest corner of a tract of land deeded to J. I. Case Company and recorded and described in the Office of the County Recorder in Document No. 263926; thence North 00 degrees 56 minutes 11 seconds East, along the west line of said J. I. Case Company tract, a distance of 779.12 feet to the northwest corner of said J. I. Case Company tract; thence South 89 degrees 03 minutes 49 seconds East, along the north line of said J. I. Case Company tract, a distance of 400.00 feet to the East line of the Southeast Quarter of Section 1; thence North 00 degrees 56 minutes 11 seconds East, along the East line of the Southeast Quarter of Section 1, a distance of 17.48 feet to the point of beginning.

Parcel 2:

Non-exclusive easement for ingress and egress as contained in Amended and Restated Access Easement Agreement by and between Kayton & Rabe, L.L.P., a Minnesota limited liability partnership, as Grantor, and Buffalo Lake Energy, LLC, a Delaware limited liability company, as Grantee, dated May 2, 2007, recorded May 4, 2007, as Document No. 2007R-389170.

Tract B:

The Northwest Quarter (NW1/4) of the Northeast Quarter (NE1/4) of Section One (1), Township One Hundred and Two (102) North, Range Thirty-one (31) West of the Fifth Principal Meridian, Martin County, Minnesota, EXCEPTING THEREFROM: A tract of land in the Northwest Quarter of the Northeast Quarter of Section 1, Township 102 North, Range 31 West of the Fifth Principal Meridian in Martin County, Minnesota, more particularly described as follows:

Beginning at the North Quarter corner of said Section 1; thence South 00 degrees 14 minutes 37 seconds West along the North-South Quarter line a distance of 376.99 feet; thence North 90 degrees 00 minutes 00 seconds East parallel with the North line of said Section 1 a distance of 321.95 feet; thence North 02 degrees 00 minutes 00 seconds West a distance of 377.22 feet to the North line of said Section 1; thence South 90 degrees 00 minutes 00 seconds West along said North line a distance of 307.18 feet to the point of beginning.

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Tract C:

A tract of land in the Northeast Quarter of the Southwest Quarter of Section 1, Township 102 North, Range 31 West, Martin County, Minnesota described as follows:

Commencing at the North Quarter Corner of Section 1, Township 102 North, Range 31 West, Martin County, Minnesota; thence South 00 degrees 10 minutes 59 seconds West, (assumed bearing) along the East line of the Northwest Quarter and the East line of the Southwest Quarter of Section 1, a distance of 2811.56 feet to the point of beginning; thence continuing South 00 degrees 10 minutes 59 seconds West, along the East line of the Southwest Quarter of Section 1, a distance of 402.85 feet to the North line of a tract of land deeded to the City of Fairmont and recorded and described in the Office of the Martin County Recorder in Document No. 357223; thence North 89 degrees 49 minutes 01 seconds West, along said North line, a distance of 200.00 feet to the West line of said City Tract; thence South 00 degrees 10 minutes 59 seconds West, along said West line a distance of 266.00 feet to the South line of said City Tract; thence South 89 degrees 49 minutes 01 seconds East, along said South line, a distance of 200.00 feet to the East line of the Southwest Quarter of Section 1; thence South 00 degrees 10 minutes 59 seconds West, along the East line of Section 1 a distance of 276.20 feet to the North line of a tract of land deeded to Cargill, Incorporated and recorded and described in the Office of the Martin County Recorder in Document No. 321994 (Parcel 2); thence North 84 degrees 28 minutes 04 seconds West, along said North line, a distance of 1075.94 feet; thence North 51 degrees 55 minutes 31 seconds East, a distance of 1364.25 feet to the point of beginning.

Tract D:

The West 100.00 feet of the North 100.00 feet of Lot 1, Block One of Borden’s Addition in the City of Fairmont, Martin County, Minnesota, according to the plat thereof on file and of record in the office of the County Recorder. Together with a 20.00 foot wide Access Easement set forth in Warranty Deed filed November 7, 2005 as Document No. 2005R-381039, over and across a strip of land in Lot 1 in Block One of Borden’s Addition in the City of Fairmont, Martin County, Minnesota, bounded as follows: On the West by the West line of said Borden’s Addition, on the East by a line lying parallel with and distant 20.00 feet East (measured at right angles) of the West line of said Borden’s Addition, on the North by the South line of the North 100.00 feet of Lot 1, Block One of said Borden’s Addition, on the South by the North line of a Public Road Easement as recorded and described in the office of the County Recorder in Document No. 269586.

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Tract E:

Parcel 1:

A tract of land in the Southeast Quarter of Section 1, Township 102 North, Range 31, West of the Fifth Principal Meridian in Martin County, Minnesota, described as follows: Beginning at the Southwest corner of Block 1 of Borden.s Addition to the City of Fairmont, Minnesota, according to the recorded plat thereof on file and of record in the Office of the Register of Deeds, Martin County, Minnesota; thence North 84 degrees 40 minutes 24 seconds West along the northerly right-of-way line of the Chicago and Northwestern Railway Company a distance of 1,738.85 feet to the west line of the Southeast Quarter of Section 1 at a point 130.33 feet North of the Southwest corner of the Northwest Quarter of the Southeast Quarter of Section 1; thence North 00 degrees 06 minutes 36 seconds West along the West line of the Southeast Quarter of Section 1 a distance of 358.37 feet to a point on the Westerly projection of the North line of Block 1 of Borden.s Addition; thence North 90 degrees 00 minutes 00 seconds East along the Westerly projection of the North line of Block 1 of Borden.s Addition a distance of 633.00 feet; thence South 00 degrees 00 minutes 00 seconds West a distance of 316.92 feet; thence South 84 degrees 40 minutes 24 seconds East parallel with the Northerly Railroad right-of-way line a distance of 1,103.85 feet to the West line of Block 1 of Borden.s Addition; thence South 00 degrees 00 minutes 00 seconds West along the West line of Block 1 of Borden.s Addition a distance of 100.43 feet to the point of beginning, according to the United States Government Survey thereof.

Parcel 2:

A tract of land consisting of one acre, more or less, located in the Southwest Quarter of Section 1, Township 102 North, Range 31, West of the Fifth Principal Meridian, more particularly described as follows, to wit: Commencing at a point on the East line of said Southwest Quarter of said Section 1, aforesaid, and 16.57 feet North of the North right-of-way line of the Chicago Northwestern Railway Company as the point of commencement of the tract to be conveyed herein: Running thence northwesterly parallel with said Chicago Northwestern Railway Company right-of-way for a distance of 2656 feet, more or less, to the West line of said Southwest Quarter of said Section 1, aforesaid, and being 16.57 feet North of the North right-of-way line of said Chicago Northwestern Railway Company; running thence South 16.57 feet, along the West line of said Southwest Quarter of Section 1, aforesaid, to the North right-of-way line of said Chicago Northwestern Railway Company; running thence Southeasterly along the North right-of-way line of said Chicago Northwestern Railway Company to the East line of said Southwest Quarter of said Section 1, aforesaid; running thence North along the East line of said Southwest Quarter of said Section 1, aforesaid, to the place of commencement of the tract of land described herein, containing one acre of land, more or less, according to the United States Government Survey thereof.

4

Parcel 3:

A tract of land lying in portions of Lots 1, 2 and 4 in Block 1 of Borden.s Addition to the City of Fairmont, Minnesota, described as follows: Beginning at the Southeast corner of Block 1 of Borden.s Addition; thence Westerly along the Southerly line of Block 1 of Borden.s Addition a distance of 867.20 feet to the Southwest corner of Block 1; thence North along the West line of Block 1 a distance of 100.43 feet; thence Easterly parallel with the Southerly line of Block 1 a distance of 867.20 feet to the East line of Block 1; thence South along the East line of Block 1 a distance of 100.43 feet to the point of beginning, according to the recorded plat thereof on file or of record in the Office of the Register of Deeds in and for Martin County, Minnesota.

Parcel 4:

A tract of land in the Southeast Quarter of Section 1, Township 102 North, Range 31 West in Martin County, Minnesota, described as follows: Commencing at the northwest corner of Block 1 of Borden.s Addition to the City of Fairmont, Minnesota according to the plat thereof on file and of record in the office of the Martin County Recorder; thence South 90 degrees 00 minutes 00 seconds West (assumed bearing) along the westerly extension of the north line of Borden.s Addition a distance of 467.49 feet to the point of beginning; thence continuing South 90 degrees 00 minutes 00 seconds West along the westerly extension of the north line of Borden.s Addition a distance of 629.04 feet to the east line of a tract of land deeded to Truman Farmers Elevator Co. and recorded and described in the office of the Martin County Recorder in Book 308 of Deeds, page 86; thence South 0 degrees 00 minutes 00 seconds West along the east line of said Truman Farmers Elevator Co. tract a distance of 316.92 feet; thence South 84 degrees 40 minutes 24 seconds East along the north line of said Truman Farmers Elevator Co. tract a distance of 631.77 feet; thence North 0 degrees 00 minutes 00 seconds East a distance of 375.57 feet to the point of beginning.

Tract F:

A tract of land in Block One of Borden’s Addition in the City of Fairmont, Martin County, Minnesota, according to the recorded plat thereof on file and of record in the office of the County Recorder described as follows:

5

Commencing at the Northwest corner of Borden’s Addition in the City of Fairmont, Martin County, Minnesota, according to the recorded plat thereof on file and of record in the office of the County Recorder; thence South 00 degrees 56 minutes 11 seconds West, (county coordinate system), along the west line of said Borden’s Addition, a distance of 100.00 feet to the south line of a tract of land deeded to Buffalo Lake Energy, LLC and recorded and described in the office of the County Recorder in Document No. 2005R-381039 and the point of beginning; thence South 89 degrees 03 minutes 49 seconds East, along said south line, a distance of 0.75 feet; thence Southeasterly, a distance of 452.01 feet along a nontangential curve to the left having a radius of 739.49 feet a central angle of 35 degrees 01 minutes 19 seconds and a 445.01 foot chord which bears South 38 degrees 09 minutes 06 seconds East, to the north line of a tract of land deeded to Cargill Incorporated and recorded and described in the office of the County Recorder in Document No. 321994 (Parcel 3); thence North 83 degrees 44 minutes 53 seconds West, along the north line of said Cargill Incorporated tract, a distance of 282.55 feet to the west line of said Borden’s Addition; thence North 00 degrees 56 minutes 11 seconds East, along said west line, a distance of 319.23 feet to the point of beginning.

Tract G:

A tract of land in Block One of Borden’s Addition in the City of Fairmont, Martin County, Minnesota, according to the recorded plat thereof on file and of record in the office of the County Recorder described as follows:

Commencing at the Northwest corner of said Borden’s Addition; thence South 89 degrees 03 minutes 49 seconds East, (county coordinate system), along the north line of said Borden’s Addition, a distance of 100.00 feet to the northeast corner or a tract of land deeded to Buffalo Lake Energy, LLC and recorded and described in the office of the County Recorder in Document No. 2005R-381039 and the point of beginning; thence continuing South 89 degrees 03 minutes 49 seconds East, along the north line of said Borden’s Addition, a distance of 32.00 feet; thence South 00 degrees 56 minutes 11 seconds west, parallel with the west line of said Borden’s Addition, a distance of 315.12 feet to a point on the northeasterly line of a tract of land deeded to Buffalo Lake Energy, LLC and recorded and described in the office of the County Recorder in Document No. 2007R-389165 said point being on a non-tangential having a radius of 739.49 feet and a center radius which bears North 49 degrees 44 minutes 20 seconds East; thence northwesterly, along said curve, a distance of 253.23 feet through a central angle of 19 degrees 37 minutes 14 seconds to the south line of said Buffalo Lake Energy, LLC tract recorded in

Document No. 2005R-381039; thence South 89 degrees 03 minutes 49 seconds East, along said south line, a distance of 99.25 feet to the southeast corner of said tract; thence North 00 degrees 56 minutes 11 seconds East, along the east line of said tract, a distance of 100.00 feet to the point of beginning.

6

Tract H:

A tract of land in the Southeast Quarter of the Northeast Quarter (SE 1/4 NE1/4), Section One (1), Township One Hundred Two (102) North, Range Thirty One (31) West, Martin County, Minnesota, said tract being described as follows:

Commencing at the East Quarter (E 1/4) corner of said Section One (1); thence North 00 degrees 00 minutes 00 seconds East along the East line of said Northeast Quarter (NE 1/4) and the center line of County State Aid Highway 39 a distance of 234.67 feet to the point of beginning of the tract to be described; thence North 89 degrees 30 minutes 00 seconds West a distance of 408.88 feet; thence South 01 degrees 51 minutes 15 seconds West a distance of 108.42 feet; thence South 89 degrees 20 minutes 00 seconds West a distance of 538.18 feet; thence North 00 degrees 00 minutes 00 seconds East a distance of 688.36 feet; thence South 89 degrees 30 minutes 00 seconds East a distance of 650.85 feet; thence South 00 degrees 45 minutes 45 seconds West a distance of 513.99 feet; thence South 89 degrees 30 minutes 00 seconds East a distance of 306.54 feet to said East line and centerline; thence South 00 degrees 00 minutes 00 seconds West along said East line and centerline a distance of 55.00 feet to the point of beginning.

Tract I:

Parcel 1:

A tract of land in the Northwest Quarter of the Northwest Quarter of Section 5, Township 102 North, Range 31 West, in Martin County, Minnesota, described as follows:

Commencing at the Northwest corner of said Section 5; thence South 01 degrees 24 minutes 49 seconds West, (County Coordinate System) along the west line of the Northwest Quarter of said Section 5, a distance of 363.00 feet; thence South 88 degrees 48 minutes 36 seconds East, a distance of 33.00 feet to the east right-of-way line of 140th Avenue and the point of beginning; thence continuing South 88 degrees 48 minutes 36 seconds East, a distance of 75.00 feet; thence South 01 degrees 24 minutes 49 seconds West, a distance of 100.00 feet; thence North 88 degrees 48 minutes 36 seconds West, a distance of 75.00 feet to said east right-of-way line; thence North 01 degrees 24 minutes 49 seconds East, along said east right-of-way line, a distance of 100.00 feet to the point of beginning.

7

Parcel 2:

Non-exclusive easements over part of the North Half of Section 5, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated August 15, 2007, recorded October 24, 2007 as Document No. 2007R-391585 and as amended by Amendment to Pipeline Easement dated September 12, 2007, recorded September 24, 2007 as Document No. 2007R-391153.

Parcel 3:

Non-exclusive easements over part of the Northwest Quarter of Section 4, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated August 1, 2007, recorded October 9, 2007 as Document No. 2007R-391364.

Parcel 4:

Non-exclusive easements over part of the Northeast Quarter of the Northwest Quarter of Section 4, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated August 8, 2007, recorded October 9, 2007 as Document No. 2007R-391352.

Parcel 5:

Non-exclusive easements over part of the Northwest Quarter of the Northeast Quarter of Section 4, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated August 15, 2007, recorded October 9, 2007 as Document No. 2007R-391354.

Parcel 6:

Non-exclusive easements over part of the Northwest Quarter of the Northeast Quarter of Section 4, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated August 1, 2007, recorded October 9, 2007 as Document No. 2007R-391360.

Parcel 7:

Non-exclusive easements over part of the East Half of the fractional Northeast Quarter of Section 4, Township 102 North, Range 31 West, and over the West 83.05 acres, more or less, of the West Half of Section 3, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated August 1, 2007, recorded October 9, 2007 as Document No. 2007R-391361.

8

Parcel 8:

Non-exclusive easements over part of the West Half of Section 3, Township 102 North, Range 31 West, Except the West 83.05 acres, more or less, thereof, and over the Northeast Quarter of Section 3, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in

Pipeline Easement dated August 2, 2007, recorded October 9, 2007 as Document No. 2007R-391359.

Parcel 9:

Non-exclusive easements over part of the Northwest Quarter of Section 2, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated August 1, 2007, recorded October 9, 2007 as Document No. 2007R-391362 AND as contained in Pipeline Easement dated June 17, 2008, recorded August 28, 2008, as Document No. 2008R-395912.

Parcel 10:

Non-exclusive easements over the East 608.3 feet of the Northwest Quarter and over part of the Northeast Quarter of Section 2, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated August 2, 2007, recorded October 9, 2007 as Document No. 2007R-391358.

Parcel 11:

Non-exclusive easements over part of the Northeast Quarter of Section 2, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated August 1, 2007, recorded October 9, 2007 as Document No. 2007R-391357.

Parcel 12:

Non-exclusive easements over part of the Northeast Quarter of Section 2, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated August 15, 2007, recorded October 9, 2007 as Document No. 2007R-391353.

9

Parcel 13:

Non-exclusive easements over part of the Northeast Quarter of Section 2, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated August 2, 2007, recorded October 9, 2007 as Document No. 2007R-391356.

Parcel 14:

Non-exclusive easements over part of the Northwest Quarter of Section 1, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated August 14, 2007, recorded October 9, 2007 as Document No. 2007R-391355.

Parcel 15:

Non-exclusive easements over part of the Northwest Quarter of Section 1, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated August 1, 2007, recorded October 9, 2007 as Document No. 2007R-391365.

Parcel 16:

Non-exclusive easements over part of the Northwest Quarter of the Northeast Quarter of Section 1, Township 102 North, Range 31 West, in Martin County, Minnesota, as contained in Pipeline Easement dated August 1, 2007, recorded October 9, 2007 as Document No. 2007R-391363.

(abstract property)

10

EXHIBIT B

PIONEER TRAIL LEGAL DESCRIPTION

Parcel 1 (Fee Interest):

Real property in the City of Grand Island, County of Hall, State of Nebraska, described as follows:

Lot 2, Cargill Addition to the City of Wood River, Hall County, Nebraska.

Parcel 2 - Included in, and forming a part of Parcel 1

Parcel 3 (Leasehold Interest):

Real property in the City of Wood River, County of Hall, State of Nebraska, described as follows: A triangular tract of land in the southeast corner of the Southeast Quarter of Section 24, in Township 10 North, Range 12 West of the 6th P.M., Hall County, Nebraska, being all of the Southeast Quarter lying South of the Union Pacific Railroad Company right of way. Said tract more particularly described as follows:

Referring to the southeast corner of said Section 24, this being the point of beginning; thence West on the section line a distance of 1684.5 feet to a point on the southerly right of way line of the railroad; thence in a Northeasterly direction on this right of way line a distance of 1806.4 feet to a point on the east section line of said Section 24; thence South on said section line a distance of 651.4 feet to the point of beginning. LESS AND EXCEPT That part of the South One-Half of the Southeast Quarter of Section 24, in Township 10 North, Range 12 West of the 6th P.M., Hall County, Nebraska, more particularly described as follows:

Commencing at a point on the East line of the Southeast Quarter, said point being 526.13 feet North of the Southeast corner of said Section 24; thence 133.0 feet West perpendicular to the East line of the Southeast Quarter of said Section 24 to a point; thence 75.0 feet North parallel to the East line of the Southeast Quarter of said Section 24 to a point on the southerly right of way line of the Union Pacific Railroad Company; thence 142.62 feet Northeasterly along the Southerly right of way line of said railroad, to a point on the East line of the Southeast Quarter of said Section 24; thence 126.49 feet South along the East line of the Southeast Quarter of said Section 24, to the point of beginning. LESS AND EXCEPT that part conveyed to the County of Hall, State of Nebraska by Warranty Deed recorded in Book 79, Page 573 in the office of the Register of Deeds in Hall County, Nebraska; Subject to the Union Pacific Railroad right of way and subject to the county roads.

EXHIBIT C

FORM OF ASSIGNMENT OF CONTRACTS

ASSIGNMENT OF CONTRACTS

This ASSIGNMENT OF SERVICE CONTRACTS (this “Assignment”) is made and entered into as of __________ __, 2013, by and between [__________], a Delaware limited liability company (“Assignor”) and ____________, a Delaware limited liability company (“Assignee”).

RECITALS

A.     Reference is hereby made to that certain Deed in Lieu of Foreclosure Agreement and Joint Escrow Instructions dated as of April 11, 2013 (the “Agreement”) among Assignor, [BFE Operating Company, LLC, Buffalo Lake Energy, LLC, Pioneer Trail Energy, LLC], First National Bank of Omaha, as Administrative Agent and Collateral Agent, and the Lenders party thereto. The terms of the Agreement are incorporated herein by reference. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Agreement.

B.     Assignor is the owner of [the Buffalo Lake Facility][the Pioneer Trail Facility][100% of the outstanding ownership interests in the Borrowers]. Pursuant to the Agreement, Assignor has agreed to transfer and convey to Assignee all of Assignor’s right, title, estate and interest in and to the Contracts (as hereafter defined).

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.      Assignor hereby assigns, conveys, and transfers to Assignee all of Assignor’s right, title, and interest in and to all equipment or railcar leases, management and service contracts and similar agreements for equipment or services relating to or required for the use, occupancy, or operation of [the Buffalo Lake Facility][the Pioneer Trail Facility][either of the Facilities] (collectively, the “Contracts”).

2.      Assignee hereby accepts such assignment of Assignor’s right, title, estate and interest in, to and under solely those Contracts that are set forth in Schedule I attached hereto.

3.      Assignor hereby agrees to indemnify, defend, and hold Assignee harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys’ fees and costs) directly or indirectly arising out of or based upon Assignor’s failure to keep, perform, fulfill, and observe any of the terms, covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled and observed by the contractor under the Contracts prior to the execution and delivery of this Assignment by Assignor and Assignee.

4.      Assignor hereby represents and warrants to Assignee that no previous conveyance of Assignor’s interest in the Contracts has been made, except under the Financing Documents.

5.      This Assignment is an absolute and outright transfer, conveyance, and sale of title to the Contracts, in effect as well as in form, and is not intended to create a mortgage, trust conveyance, security agreement or security interest of any kind.

6.      Assignor covenants and agrees with Assignee hereafter to deliver to Assignee such further documents of conveyance as Assignee or its counsel may reasonably require with respect to the Contracts.

7.      This Assignment shall be binding upon and inure to the benefit of the successors and assigns of Assignor and Assignee.

8.      This Assignment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

EXECUTION PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the parties hereto have executed this Assignment of Contracts as of the date first above written.

ASSIGNOR:

[BFE OPERATING COMPANY, a Delaware limited liability company

By:
Name:
Title:

BUFFALO LAKE ENERGY, LLC, a Delaware limited liability company

By:
Name:
Title:

PIONEER TRAIL ENERGY, LLC, a Delaware limited liability company

By:
Name:
Title:	]

STATE OF COLORADO    )

                                                ) ss.

COUNTY OF                       )

The foregoing instrument was acknowledged before me this               day of                   , 2013, by                           , a member of                               .

WITNESS my hand and official seal.

Notary Public

My Commission Expires:

[SIGNATURE PAGE TO ASSIGNMENT OF CONTRACTS]

ASSIGNEE:

[_____________], a Delaware limited liability company
By:
Name:
Title:

STATE OF NEBRASKA    )

                                                ) ss.

COUNTY OF                       )

The foregoing instrument was acknowledged before me this              day of                   , 2013, by                           , a member of                               , a limited liability company.

WITNESS my hand and official seal.

Notary Public

My Commission Expires:

[SIGNATURE PAGE TO ASSIGNMENT OF CONTRACTS]

SCHEDULE I – ASSUMED CONTRACTS

[to be provided by Administrative Agent on or before Closing]

EXHIBIT D

FORM OF ASSIGNMENT OF LEASES

RECORDING REQUESTED BY,

AND WHEN RECORDED RETURN

TO:

Joel L. Wiegert

Kutak Rock LLP

The Omaha Building

1650 Farnam Street

Omaha, NE 68102

(Space Above Line For Recorder’s Use Only)

ASSIGNMENT OF LEASES

This ASSIGNMENT OF LEASES (this “Assignment”) is made as of this __ day of ________ 2013, by and between [__________________], a Delaware limited liability company (“Assignor”)and [_____________], a Delaware limited liability company (“Assignee”).

RECITALS:

A. Assignor is presently the owner and holder of all of the lessor’s interest in the leases and tenancies described in Schedule 1 attached hereto and incorporated herein by this reference (collectively, the “Leases”), which Leases affect that certain real property located in the State of [Nebraska][Minnesota] and more particularly described in Schedule 2 attached hereto and incorporated herein by this reference the (“Property”); and

B. Pursuant to that certain Deed in Lieu of Foreclosure Agreement and Joint Escrow Instructions dated as of April 11, 2013 (the “Agreement”) among Assignor, [BFE Operating Company, LLC, Buffalo Lake Energy, LLC, Pioneer Trail Energy, LLC], First National Bank of Omaha, as Administrative Agent and Collateral Agent, and the Lenders party thereto, Assignor has agreed to transfer and convey to Assignee all of Assignor’s right, title, estate and interest in and to the Property and all of Assignor’s right, title, estate and interest as lessor in, to and under the Leases.

NOW, THEREFORE, in order to carry out the terms of the Agreement, and in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.                  Assignment. Assignor hereby grants, transfers, conveys and assigns to Assignee all of Assignor’s right, title, estate and interest in, to and under the Leases, together with (i) any and all right, title, estate and interest of Assignor as lessor or landlord under the Leases, whether now owned or hereafter acquired, in and to the real property which is the subject thereof and any improvements and fixtures located thereon, (ii) any rights, privileges, easements, rights of way or appurtenances appertaining thereto (including, without limitation, any and all rents, issues, profits, royalties, license revenues, concession revenues, income and other benefits derived from such real property hereafter accruing, and any and all claims, causes of action, rights to proceeds or awards related to such real property hereafter accruing), (iii) all right, title, estate and interest of Assignor in and to security deposits and prepaid rents, if any, as have been paid to Assignor pursuant to such Leases and have not, prior to the date hereof, been applied or repaid by Assignor and (iv) all right, title, estate and interest of Assignor in and to subleases or any other occupancy agreements, if any, relating to such real property.

2.                  Assumption. Assignee hereby accepts such assignment of Assignor’s right, title, estate and interest in, to and under the Leases.

3.                  Indemnification of Assignee. Assignor hereby agrees to indemnify, defend, and hold Assignee harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys’ fees and costs) directly or indirectly arising out of or based upon Assignor’s failure to keep, perform, fulfill, and observe any of the terms covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the lessor under the Leases prior to the execution and delivery of this Assignment by Assignor and Assignee.

4.                  Further Assurances. Assignor hereby covenants that it will, at any time and from time to time following a written request therefor, execute and deliver to Assignee and its successors and assigns, any additional or confirmatory instruments and take such further acts (including, without limitation, sending notices of this Assignment to the tenants under the Leases) as Assignee may reasonably request to evidence fully the assignment contained herein.

5.                  Appointment. Assignor hereby irrevocably appoints Assignee and its successors and assigns, as the true and lawful attorney and agent of Assignor, in Assignor’s name and stead, to enforce the provisions of the Leases.

6.                  Binding Effect. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

2

7.                  Governing Law. This Assignment shall be construed in accordance with and governed by the laws of the State of New York.

8.                  Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

9.                  Assignment Absolute. This Assignment constitutes an absolute and outright transfer, conveyance and assignment of the Leases, in effect as well as in form, and is not intended to create a mortgage, trust conveyance, security agreement or security interest of any kind.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

EXECUTION PAGES FOLLOW]

3

IN WITNESS WHEREOF, the parties hereto have executed this Assignment of Leases as of the date first above written.

ASSIGNOR:

[BFE OPERATING COMPANY, a Delaware limited liability company

By:
Name:
Title:

BUFFALO LAKE ENERGY, LLC, a Delaware limited liability company

By:
Name:
Title:

PIONEER TRAIL ENERGY, LLC, a Delaware limited liability company

By:
Name:
Title:	]

STATE OF COLORADO    )

                                                ) ss.

COUNTY OF                       )

The foregoing instrument was acknowledged before me this               day of                   , 2013, by                           , a member of                               .

WITNESS my hand and official seal.

Notary Public

My Commission Expires:

[SIGNATURE PAGE TO ASSIGNMENT OF LEASES]

ASSIGNEE:

[_____________], a Delaware limited liability company
By:
Name:
Title:

STATE OF NEBRASKA    )

                                                ) ss.

COUNTY OF                       )

The foregoing instrument was acknowledged before me this               day of                   , 2013, by                           , a member of                               , a limited liability company.

WITNESS my hand and official seal.

Notary Public

My Commission Expires:

[SIGNATURE PAGE TO ASSIGNMENT OF LEASES]

SCHEDULE 1 – LEASES

[to be provided by Administrative Agent on or before Closing]

SCHEDULE 2 – LEGAL DESCRIPTION

[to be provided by Administrative Agent on or before Closing]

EXHIBIT E

FORM OF BILL OF SALE

Bill of Sale

This Bill of Sale (this “Bill of Sale”) is made and executed as of __________ __, 2013, by [____________], a Delaware limited liability company (the “Transferor”), in favor of [____________], a Delaware limited liability company (the “Transferee”).

RECITALS

A. Reference is hereby made to that certain Deed in Lieu of Foreclosure Agreement and Joint Escrow Instructions dated as of April 11, 2013 (the “Agreement”) among Assignor, [BFE Operating Company, LLC, Buffalo Lake Energy, LLC, Pioneer Trail Energy, LLC], First National Bank of Omaha, as Administrative Agent and Collateral Agent, and the Lenders party thereto. The terms of the Agreement are incorporated herein by reference. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Agreement.

B. Concurrently with the execution of this Bill of Sale, the Transferor is executing a the [Buffalo Lake][Pioneer Trail][Opco] Deed of even date herewith, under which the Transferor is conveying to the Transferee certain real property and improvements (collectively, the “Real Property”) located in State of [Nebraks][Minnesota] and more particularly described in Schedule 1 attached to this Bill of Sale.

C. The Transferor desires, as a part of the conveyance of the Real Property, to convey to the Transferee all of the [Buffalo Lake][Pioneer Trail][Opco] Personal Property.

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Transferor agrees as follows:

1.                  The Transferor hereby sells, assigns, transfers, conveys and delivers to the Transferee all right, title and interest of the Transferor in and to the [Buffalo Lake][Pioneer Trail][Opco] Personal Property.

2.                  The Transferor hereby represents and warrants to the Transferee that, other than those liens and security interests granted under the Financing Documents which still encumber and affect the [Buffalo Lake][Pioneer Trail][Opco] Personal Property, no previous conveyance of any Transferor’s interest in the [Buffalo Lake][Pioneer Trail][Opco] Personal Property has been made and the [Buffalo Lake][Pioneer Trail][Opco] Personal Property is being transferred hereby to the Transferee free and clear of all liens, claims and encumbrances of any kind.

3.                  This Bill of Sale is an absolute and outright transfer, conveyance, and sale of title to the [Buffalo Lake][Pioneer Trail][Opco] Personal Property, in effect as well as in form, and is not intended to create a mortgage, trust conveyance, security agreement or security interest of any kind.

4.                  The Transferor covenants and agrees with the Transferee hereafter to deliver to the Transferee, to the extent they do not impose or entail any greater obligations upon or for any Transferor than those set forth in this Bill of Sale, such further documents of conveyance as Transferee or its counsel may reasonably require with respect to the [Buffalo Lake][Pioneer Trail][Opco] Personal Property.

5.                  Concurrently with the delivery of this Bill of Sale to the Transferee, the Transferor shall deliver to the Transferee possession and control of all of the [Buffalo Lake][Pioneer Trail][Opco] Personal Property.

6.                  This Bill of Sale shall be binding upon and inure to the benefit of the successors and assigns of the Transferors and the Transferee.

7.                  This Bill of Sale shall be governed by and construed and interpreted in accordance with the laws of the Stare of New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

EXECUTION PAGE FOLLOWS]

2

IN WITNESS WHEREOF, The Transferor has executed this Bill of Sale as of the date first above written.

ASSIGNOR:

[BFE OPERATING COMPANY, a Delaware limited liability company

By:
Name:
Title:

BUFFALO LAKE ENERGY, LLC, a Delaware limited liability company

By:
Name:
Title:

PIONEER TRAIL ENERGY, LLC, a Delaware limited liability company

By:
Name:
Title:	]

STATE OF COLORADO    )

                                                ) ss.

COUNTY OF                       )

The foregoing instrument was acknowledged before me this               day of                   , 2013, by                           , a member of                               .

WITNESS my hand and official seal.

Notary Public

My Commission Expires:

[SIGNATURE PAGE TO BILL OF SALE]

SCHEDULE 1 – LEGAL DESCRIPTION

[to be provided by Administrative Agent on or before Closing]

EXHIBIT F

FORM OF DEED

APN: Recording Requested by and when recorded, return to: Joel L. Wiegert Kutak Rock LLP The Omaha Building 1650 Farnam Street Omaha, NE 68102 Mail Tax Statements to:

Deed In Lieu of Foreclosure

[_______________], a Delaware limited liability company (“Grantor”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby grant, bargain, sell and convey to: [______________], a Delaware limited liability company (“Grantee”), all that real property, bounded and described as follows:

SEE SCHEDULE 1 ATTACHED HERETO

Together with all buildings, structures, facilities, fixtures and other improvements on and under such real property, and all rights, titles, estates, leasehold interests, powers, privileges, licenses, rights of way, easements and other tenements, hereditaments and appurtenances, including easements, water and mineral rights thereunto belonging or in anywise appertaining, and any reversions, remainders, rents, issues or profits thereof (the real property described on Schedule 1 attached hereto, together with the property and interests hereinbefore described are referred to herein, collectively, as the “Property”).

AS A MATERIAL INDUCEMENT TO THE GRANTEE TO ACCEPT THIS DEED, THE GRANTOR DECLARES, REPRESENTS AND ACKNOWLEDGES AS FOLLOWS:

This Deed is an absolute and outright grant and conveyance of the Property to the Grantee, and is not intended as a mortgage, trust conveyance, security agreement or security interest of any kind. The Grantor intends by this Deed to convey to the Grantee all of the Grantor’s right, title, and interest absolutely in and to the Property (including, without limitation, all equity and right and redemption, and right of reinstatement), and the Grantor has unconditionally surrendered possession and control of the Property to the Grantee concurrently with the delivery of this Deed.

In delivering this Deed, the Grantor has acted freely and voluntarily, without any misapprehension as to the effect of this Deed and free from any coercion or duress.

The Grantor fully believes that it is conveying the Property to the Grantee for full, fair and adequate consideration.

Title to the Property is encumbered by the lien of a first priority [Future Advance Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing dated as of September 25, 2006 (as amended and supplemented from time to time, the “Security Instrument”) by Grantor in favor of Deutsche Bank Trust Company Americas, as Collateral Agent, and recorded in the Office of the County Recorder of Martin County, Minnesota on September 27, 2006 as Document No. 2006R-385938][Fee Simple and Leasehold Deed of Trust, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing dated as of September 25, 2006 (as amended and supplemented from time to time, the “Security Instrument”) by Grantor in favor of First American Title Insurance Company, as trustee for the benefit of Deutsche Bank Trust Company Americas, as Collateral Agent, and recorded with the Register of Deeds for Buffalo County, Nebraska on December 21, 2006 as Instrument No. 2006-9710, and with the Register of Deeds for Hall County, Nebraska on October 3, 2006 as Instrument No. 0200608869].

The Grantor hereby conveys title to the Grantee in satisfaction of Grantor’s obligations with respect to a mortgage debt evidenced by the Financing Documents (as hereinafter described) and as a substitute for foreclosure, subject in all respects to the terms and conditions of that certain Deed in Lieu of Foreclosure Agreement and Joint Escrow Instructions dated as of April 11, 2013 (the “Agreement”) among the Grantor, [BFE Operating Company, LLC, Buffalo Lake Energy, LLC, Pioneer Trail Energy, LLC], First National Bank of Omaha, as Administrative Agent and Collateral Agent, and the Lenders party thereto. The Grantor and the Grantee intend and agree that (i) the Security Instrument and the other documents, instruments and agreements evidencing and securing the indebtedness secured by the Security Instrument (collectively, the “Financing Documents”) shall not be extinguished or impaired by the execution, delivery and recordation of this Deed, (ii) the Property shall remain subject to the Security Instrument and the other Financing Documents, it being the express intent of the Grantor and the Grantee that the liens and interest in the Property under the Security Instrument and the other Financing Documents shall not merge with or into the Grantee’s interest in the Property under this Deed, or otherwise be impaired in any manner, and that such liens and interests shall remain separate, distinct, and independent, and (iii) the holder of the Security Instrument shall continue to have and enjoy the right to foreclose against the Property under the Security Instrument either by judicial action or power of sale.

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The Grantor has made the foregoing declarations, representations and acknowledgments for the protection and benefit of the Grantee, the Grantee’s successors and assigns, and all other parties that may hereafter acquire any ownership, lien, or other interest of any nature in the Property or any portion thereof, and also for the protection and benefit of any title insurer that may now or hereafter in any manner insure the condition of title to the Property.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

EXECUTION PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Grantor has executed this Deed in Lieu of Foreclosure as of the date first above written.

GRANTOR:

[BUFFALO LAKE ENERGY, LLC, a Delaware limited liability company

By:
Name:
Title:

PIONEER TRAIL ENERGY, LLC, a Delaware limited liability company

By:
Name:
Title:	]

STATE OF COLORADO    )

                                                ) ss.

COUNTY OF                       )

The foregoing instrument was acknowledged before me this               day of                   , 2013, by                           , a member of                               .

WITNESS my hand and official seal.

Notary Public

My Commission Expires:

[SIGNATURE DEED IN LIEU OF FORECLOSURE]

SCHEDULE 1 – LEGAL DESCRIPTION

[to be provided by Administrative Agent on or before Closing]

SCHEDULE I

BUFFALO LAKE TANGIBLE PERSONAL PROPERTY

•	All tangible Buffalo Lake Personal Property*

*Detailed Schedule may be provided on or prior to Closing.

SCHEDULE II

OPCO TANGIBLE PERSONAL PROPERTY

•	All tangible Opco Personal Property*

*Detailed Schedule may be provided on or prior to Closing.

SCHEDULE III

PIONEER TRAIL TANGIBLE PERSONAL PROPERTY

•	All tangible Pioneer Trail Personal Property*

*Detailed Schedule may be provided on or prior to Closing.

SCHEDULE IV

Litigation, Zoning, Environmental and Tax Assessment Disclosures

[to be provided by Borrowers]

SCHEDULE V

facility documents

BUFFALO LAKE

1.	AGREEMENT FOR ENGINEERING, PROCUREMENT AND CONSTRUCTION, dated as of June 9, 2006, by and between BUFFALO LAKE ENERGY, LLC and TIC – THE INDUSTRIAL COMPANY WYOMING, INC.

a.	CONTRACT AMENDMENT NO. 1, dated as of July 1, 2008, by and between BUFFALO LAKE ENERGY, LLC and TIC – THE INDUSTRIAL COMPANY WYOMING, INC.

2.	LICENSE OF TECHNOLOGY BETWEEN DELTA-T CORPORATION AND BUFFALO LAKE ENERGY, LLC, dated as of August 6, 2006, by and between DELTA-T CORPORATION and BUFFALO LAKE ENERGY, LLC.

3.	CORN SUPPLY AGREEMENT, dated as of September 25, 2006, by and between CARGILL, INCORPORATED and BUFFALO LAKE ENERGY, LLC.

4.	DISTILLERS GRAINS MARKETING AGREEMENT, dated as of September 25, 2006, by and between CARGILL, INCORPORATED, and BUFFALO LAKE ENERGY, LLC.

5.	ETHANOL MARKETING AGREEMENT, dated as of September 25, 2006, by and between CARGILL, INCORPORATED, and BUFFALO LAKE ENERGY, LLC.

6.	MASTER AGREEMENT, dated as of September 25, 2006, by and among CARGILL, INCORPORATED, GARGILL COMMODITY SERVICES, INC. and BUFFALO LAKE ENERGY, LLC.

7.	GRAIN FACILITY LEASE, dated as of September 25, 2006, by and between CARGILL, INCORPORATED and BUFFALO LAKE ENERGY, LLC.

a.	MEMORANDUM OF GRAIN FACILITY LEASE, dated as of September 25, 2006, by and between CARGILL, INCORPORATED and BUFFALO LAKE ENERGY, LLC.

8.	PAYMENT AND PERFORMANCE BOND (Private Work), dated as of December 13, 2006, by and between TIC – THE INDUSTRIAL COMPANY WYOMING, INC., as Principal, FEDERAL INSURANCE COMPANY, TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA and FIDELITY AND DEPOSIT COMPANY OF MARYLAND, as Sureties, and BUFFALO LAKE ENERGY, LLC, as Obligee.

a.	DUAL OBLIGEE RIDER (Concurrent Execution), dated as of December 13, 2006.

9.	ACCESS AND INDEMNITY AGREEMENT, dated as of May 4, 2007, by and between CARGILL, INCORPORATED and BUFFALO LAKE ENERGY, LLC.

a.	Letter regarding Access and Indemnity Agreement, dated as of September 25, 2006, by and between CARGILL, INCORPORATED and BUFFALO LAKE ENERGY, LLC.

10.	FUTURES ADVISORY AGREEMENT, dated as of September 25 2006, by and between CARGILL COMMODITY SERVICES INC. and BUFFALO LAKE ENERGY, LLC.

11.	PIPELINE CONTSRUCTION AGREEMENT, dated as of April 27, 2007, by and between BUFFALO LAKE ENERGY, LLC and BEAR CUB INVESTMENTS, LLC.

12.	MANAGEMENT SERVICES AGREEMENT, dated as of April 20, 2007, by and between BUFFALO LAKE ENERGY, LLC and BIOFUEL ENERGY, LLC.

13.	ESCROW AGREEMENT, dated as of September 25, 2006, by and among CARGILL, INCORPORATED, BUFFALO LAKE ENERGY, LLC, PIONEER TRAIL ENERGY, LLC and DEUTSCHE BANK TRUST COMPANY AMERICAS.

14.	INDUSTRY TRACK CONTRACT ARTICLES OF AGREEMENT, dated as of July 20, 2001, by and between UNION PACIFIC RAILROAD COMPANY and CARGILL, INCORPORATED.

15.	AGREEMENT FOR ELECRIC SERVICE, dated as of December 29, 2006, by and between FEDERATED RURAL ELECTRIC ASSOCIATION and BUFFALO LAKE ENERGY, LLC.

16.	INTERCONNECT AGREEMENT, dated as of January 16, 2007, by and between BUFFALO LAKE ENERGY, LLC and NORTHERN BORDER PIPELINE COMPANY.

17.	ACCESS EASEMENT AGREEMENT, dated as of May 2, 2007, by and between BUFFALO LAKE ENERGY, LLC, KAYTON & RABE, L.L.P. and CITY OF FAIRMONT.

a.	CONSENT OF MORTGAGEE, dated as of April 27, 2007, executed by DEUTSCHE BANK TRUST COMPANY AMERICAS.

b.	AMENDED AND RESTATED ACCESS EASEMENT AGREEMENT, dated as of May 2, 2007, by and between KAYTON & RABE, L.L.P. and BUFFALO LAKE ENERGY, LLC.

i.	CONSENT OF MORTGAGEE, dated as of April 27, 2007, executed by DEUTSCHE BANK TRUST COMPANY AMERICAS.

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18.	AMENDED AND RESTATED PARKING EASEMENT AGREEMENT, dated as of May 2, 2007, by and between BUFFALO LAKE ENERGY, LLC and KAYTON & RABE, L.L.P.

a.	CONSENT OF MORTGAGEE, dated as of April 27, 2007, executed by DEUTSCHE BANK TRUST COMPANY AMERICAS.

19.	BASE CONTRACT FOR SALE AND PURCHASE OF NATURAL GAS, dated as of January 1, 2008, by and between BP CANADA ENERGY MARKETING CORP. and BUFFALO LAKE ENERGY, LLC.

20.	TRINITY INDUSTRIES LEASING COMPANY RAILROAD CAR LEASE AGREEMENT, dated as of October 12, 2006, by and between TRINITY INDUSTRIES LEASING COMPANY and BUFFALO LAKE ENERGY, LLC.

a.	RIDER ONE (1) TO RAILROAD CAR LEASE AGREEMENT, dated as of October 12, 2006, by and between TRINITY INDUSTRIES LEASING COMPANY and BUFFALO LAKE ENERGY, LLC.

b.	RIDER TWO (2) TO RAILROAD CAR LEASE AGREEMENT, dated as of October 12, 2006, by and between TRINITY INDUSTRIES LEASING COMPANY and BUFFALO LAKE ENERGY, LLC.

c.	FIRST AMENDMENT TO TRINITY INDUSTRIES LEASING COMPANY RAILROAD CAR LEASE AGREEMENT WITH BUFFALO LAKE ENERGY, LLC DATED THE 12TH DAY OF OCTOBER, 2006, dated as of August 23, 2007, by and between BUFFALO LAKE ENERGY, LLC and TRINITY INDUSTRIES LEASING COMPANY.

d.	TOGETHER WITH ALL SUBLEASES BY BUFFALO LAKE OF ITS INTEREST UNDER SUCH LEASE AGREEMENT.

21.	BASE CONTRACT FOR SALE AND PURCHASE OF NATURAL GAS, dated as of January 1, 2008, by and between BP CANADA ENERGY MARKETING CORP. and BUFFALO LAKE ENERGY, LLC.

22.	OPERATION AND MAINTENANCE AGREEMENT, dated as of November 2, 2007, by and between NORTHWEST NATURAL GAS, LLC and BUFFALO LAKE ENERGY, LLC.

23.	OPERATION AND MAINTENANCE AGREEMENT, dated as of November 7, 2007, by and between NORTHWEST NATURAL GAS, LLC and BUFFALO LAKE ENERGY, LLC.

24.	CONTRACT AGREEMENT, dated as of May 25, 2007, by and between BUFFALO LAKE ENERGY, LLC and RAILWORKS TRACK SYSTEMS, INC.

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25.	NORTHERN BORDER PIPELINE COMPANY OPERATIONAL BALANCING AGREEMENT, dated as of March 10, 2008, by and between NORTHERN BORDER PIPELINE COMPANY and BUFFALO LAKE ENERGY, LLC.

26.	AGREEMENT AND OMNIBUS AMENDMENT, dated as of July 30, 2009, by and among BUFFALO LAKE ENERGY, LLC, CARGILL, INCORPORATED and CARGILL COMMODITY SERVICES, INC.

27.	AGREEMENT, dated as of December 11, 2008, by and between BUFFALO LAKE ENERGY, LLC and TIC – THE INDUSTRIAL COMPANY WYOMING, INC.

28.	ETHANOL RAILCAR EXCHANGE AGREEMENT, dated as of May 15, 2008, by and between CARGILL, INCORPORATED and BUFFALO LAKE ENERGY, LLC.

29.	ETHANOL RAILCAR EXCHANGE AGREEMENT, dated as of May 15, 2008, by and between CARGILL, INCORPORATED and PIONEER TRAIL ENERGY, LLC.

30.	BUFFALO LAKE CONSTRUCTION REQUISITION, dated as of May 22, 2007, executed by BFE OPERATING COMPANY, LLC.

31.	UNION PACIFIC RAIL ACCESS MEMORANDUM OF UNDERSTANDING, by and between BUFFALO LAKE ENERGY, LLC and UNION PACIFIC RAILROAD COMPANY.

32.	NOTICE TO PROCEED, dated as of July 27, 2006, by BUFFALO LAKE ENERGY, LLC and agreed to by TIC – THE INDUSTRIAL COMPANY WYOMING, INC.

33.	THE CORN OIL LEASES

PIONEER TRAIL ENERGY, LLC PROJECT DOCUMENTS

1.	AGREEMENT FOR ENGINEERING, PROCUREMENT AND CONTSRUCTION, dated as of April 28, 2006, by and between PIONEER TRAIL ENERGY, LLC and TIC – THE INDUSTRIAL COMPANY WYOMING, INC.

a.	FIRST AMENDMENT TO AGREEMENT FOR ENGINEERING, PROCUREMENT AND CONSTRUCTION, dated as of July 28, 2006, by and between PIONEER TRAIL ENERGY, LLC and TIC – THE INDUSTRIAL COMPANY WYOMING, INC.

b.	CONTRACT AMENDMENT NO. 2, dated as of July 1, 2008, by and between PIONEER TRAIL ENERGY, LLC and TIC – THE INDUSTRIAL COMPANY WYOMING, INC.

2.	LICENSE OF TECHNOLOGY BETWEEN DELTA-T CORPORATION AND PIONEER TRAIL, LLC, dated as of April 28, 2006, by and between DELTA-T CORPORATION and PIONEER TRAIL, LLC.

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3.	CORN SUPPLY AGREEMENT, dated as of September 25, 2006, by and between CARGILL, INCORPORATED and PIONEER TRAIL ENERGY, LLC.

a.	Letter regarding Corn Supply Agreement, dated as of September 25, 2006, by and between CARGILL, INCORPORATED and PIONEER TRAIL ENERGY, LLC.

4.	DISTILLERS GRAINS MARKETING AGREEMENT, dated as of September 25, 2006, by and between CARGILL, INCORPORATED and PIONEER TRAIL ENERGY, LLC.

5.	ETHANOL MARKETING AGREEMENT, dated as of September 25, 2006, by and between CARGILL, INCORPORATED and PIONEER TRAIL ENERTY, LLC.

6.	MASTER AGREEMENT, dated as of September 25, 2006, by and among GARGILL, INCORPORATED, CARGILL COMMODOTY SERVICES, INC., BFE OPERATING COMPANY, LLC and PIONEER TRAIL ENERGY, LLC.

7.	GRAIN FACILITY LEASE AND SUBLEASE, dated as of September 25, 2006, by and between CARGILL, INCORPORATED and PIONEER TRAIL ENERGY, LLC.

a.	MEMORANDUM OF GRAIN FACILITY LEASE AND SUBLEASE, dated as of September 25, 2006, by and between CARGILL, INCORPORATED and PIONEER TRAIL ENERGY, LLC.

8.	PAYMENT AND PERFORMANCE BOND (Private Work), dated as of December 13, 2006, by and between TIC – THE INDUSTRIAL COMPANY WYOMING, INC., as Principal, FEDERAL INSURANCE COMPANY, TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA and FIDELITY AND DEPOSIT COMPANY OF MARYLAND, as Sureties, and PIONEER TRAIL ENERGY, LLC, as Obligee.

a.	DUAL OBLIGEE RIDER (Concurrent Execution), dated as of December 13, 2006.

9.	ADOPTION AGREEMENT, dated as of June 26, 1979, by and between UNION PACIFIC RAILROAD COMPANY and CARGILL, INCORPORATED.

10.	INDUSTRY TRACK CONTRACT, dated as of June 15, 1977, by and between UNION PACIFIC RAILROAD COMPANY and CARGILL, INCORPORATED.

11.	INDUSTRY TRACK CONTRACT, dated as of December 21, 1979, by and among UNION PACIFIC RAILROAD COMPANY, FARMERS COOPERATIVE ELEVATOR COMPANY and THELEN GRAIN COMPANY.

a.	SUPPLEMENTAL AGREEMENT, dated as of June 21, 1983, by and between UNION PACIFIC RAILROAD COMPANY and FARMERS COOPERATIVE ELEVATOR COMPANY.

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b.	ASSIGNMENT, dated as of January 24, 1985, by and among FARMERS COOPERATIVE ELEVATOR COMPANY, as Assignor, CARGILL, INCORPORATED, as Assignee, and UNION PACIFIC RAILROAD COMPANY.

12.	ACCESS AND INDEMNITY AGREEMENT, dated as of May 4, 2007, by and between CARGILL, INCORPORATED and PIONEER TRAIL ENERGY, LLC.

a.	Letter regarding Access and Indemnity Agreement, dated as of September 25, 2006, by and between CARGILL, INCORPORATED and PIONEER TRAIL ENERGY, LLC.

13.	FUTURES ADVISORY AGREEMENT, dated as of September 25, 2006, by and between CARGILL COMMODITY SERVICES INC. and PIONEER TRAIL ENERGY, LLC.

14.	INDUSTRY TRACK CONTRACT ARTICLES OF AGREEMENT, dated as of October 24, 1997, by and between UNION PACIFIC RAILROAD COMPANY and CARGILL, INCORPORATED.

15.	LEASE, dated as of October 24, 1984, by and between UNION PACIFIC RAILROAD COMPANY, as Lessor, and CARGILL, INC., as Lessee.

a.	CONSENT TO SUBLEASE, dated as of September 28, 2006, by and between UNION PACIFIC RAILROAD COMPANY, as Lessor, CARGILL, INC., as Lessee, and PIONEER TRAIL ENERGY, LLC, as Sublessee, with respect to Lease dated as of October 24, 1984.

16.	LEASE, dated as of October 22, 1985, by and between UNION PACIFIC RAILROAD COMPANY, as Lessor, and CARGILL, INCORPORATED, as Lessee.

a.	CONSENT TO SUBLEASE, dated as of September 28, 2006, by and between UNION PACIFIC RAILROAD COMPANY, as Lessor, CARGILL, INC., as Lessee, and PIONEER TRAIL ENERGY, LLC, as Sublessee, with respect to Lease dated as of October 22, 1985.

17.	NATURAL GAS AGREEMENT, dated as of May 4, 2007, by and between PIONEER TRAIL ENERGY, LLC and CORNERSTONE ENERGY, INC.

a.	ORDERING EXHIBIT, dated on or around May 4, 2007, by and between PIONEER TRAIL ENERGY, LLC and CORNERSTONE ENERGY, INC.

b.	BASE AGREEMENT, dated as of May 5, 2007, by and between CORNERSTONE ENERGY, INC. and PIONEER TRAIL ENERGY, LLC.

18.	ENGINEERING, PROCUREMENT, AND CONSTRUCTION AGREEMENT, dated as of March 30, 2007, by and between PIONEER TRAIL ENERGY, LLC and CORNERSTONE ENERGY, INC.

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19.	MANAGEMENT SERVICES AGREEMENT, dated as of April 20, 2007, by and between PIONEER TRAIL ENERGY, LLC and BIOFUEL ENERGY, LLC.

20.	OPTION AGREEMENT, dated as of April 13, 2006, by and among ROZELLA M. LEISINGER and RICHARD K. LEISINGER, as Optionor, and PIONEER TRAIL ENERGY, LLC, as Optionee.

a.	MEMORANDUM OF OPTION AGREEMENT, dated as of April 17, 2006, by and among ROZELLA M. LEISINGER and RICHARD K. LEISINGER, as Optionor, and PIONEER TRAIL ENERGY, LLC, as Optionee.

21.	WATER RIGHTS DEED AND DECLARATION OF RESTRICTIVE COVENANTS AND EASEMENTS, dated as of December 15, 2006, by and among ROZELLA M. LEISINGER, RICHARD K. LEISINGER and PIONEER TRAIL ENERGY, LLC.

a.	CONSENT OF TRUSTEE AND BENEFICIARY, dated as of December 14, 2006, by and between FIRST AMERICAN TITLE INSURANCE COMPANY and DEUTSCHE BANK TRUST COMPANY AMERICAS.

b.	CONSENT OF MORTGAGEE, dated as of December 17, 2006, by and among VICKIE LEISINGER SIKES, CAROL LEISINGER OWEN and JANET LEISINGER RHONE.

22.	DEED OF RECONVEYANCE, dated as of December 1, 2006, by and between STEVEN P. CASE and PIONEER TRAIL ENERGY, LLC., releasing Pioneer Trail Energy, LLC’s interest in that certain Deed of Trust and Assignment of Rents, dated as of July 5, 2006 and recorded July 7, 2006 in the Office of the Register of Deeds of Hall County, Nebraska.

23.	PRECEDENT AGREEMENT, dated as of May 4, 2007, by and between KINDER MORGAN INTERSTATE GAS TRANSMISSION LLC and PIONEER TRAIL ENERGY, LLC.

a.	FACILITIES INTERCONNECT AGREEMENT, dated as of May 4, 2007, by and between KINDER MORGAN INTERSTATE GAS TRANSMISSION LLC and PIONEER TRAIL ENERGY, LLC.

24.	CITY OF WOOD RIVER LARGE POWER CONTRACT ELECTRIC SERVICE AGREEMENT, dated as of December 4, 2006, by and between CITY OF WOOD RIVER, NEBRASKA and PIONEER TRAIL ENERGY, LLC.

a.	AGREEMENT TO TERMINATE LARGE POWER CONTRACT, dated as of May 31, 2008, by and between CITY OF WOOD RIVER, NEBRASKA and PIONEER TRAIL ENERGY, LLC.

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25.	TRINITY INDUSTRIES LEASING COMPANY RAILROAD CAR LEASE AGREEMENT, dated as of October 12, 2006, by and between TRINITY INDUSTRIES LEASING COMPANY and PIONEER TRAIL ENERGY, LLC.

a.	RIDER ONE (1) TO RAILROAD CAR LEASE AGREEMENT, dated as of October 12, 2006, by and between TRINITY INDUSTRIES LEASING COMPANY and PIONEER TRAIL ENERGY, LLC.

b.	RIDER TWO (2) TO RAILROAD CAR LEASE AGREEMENT, dated as of October 12, 2006, by and between TRINITY INDUSTRIES LEASING COMPANY and PIONEER TRAIL ENERGY, LLC.

c.	FIRST AMENDMENT TO TRINITY INDUSTRIES LEASING COMPANY RAILROAD CAR LEASE AGREEMENT WITH BUFFALO LAKE ENERGY, LLC DATED THE 12TH DAY OF OCTOBER, 2006, dated as of August 23, 2007, by and between PIONEER TRAIL ENERGY, LLC and TRINITY INDUSTRIES LEASING COMPANY.

d.	TOGETHER WITH ALL SUBLEASES BY PIONEER, LLC OF ITS INTEREST UNDER SUCH LEASE AGREEMENT.

26.	CONTRACT AGREEMENT, dated as of April 17, 2007, by and between PIONEER TRAIL ENERGY, LLC and RAILWORKS TRACK SYSTEMS, INC.

27.	FACILITY JOINT LEASE AGREEMENT, dated as of June 2, 2008, by and among CITY OF WOOD RIVER, PIONEER TRAIL ENERGY, LLC and SOUTHERN PUBLIC POWER DISTRICT.

28.	AGREEMENT AND OMNIBUS AMENDMENT, dated as of July 30, 2009, by and among PIONEER TRAIL ENERGY, LLC, CARGILL, INCORPORATED and CARGILL COMMODITY SERVICES, INC.

29.	ACKNOWLEDGMENT AND CONSENT AGREEMENT (Electric Power Service Agreement), dated as of May 31, 2008, by and among SOUTHERN PUBLIC POWER DISTRICT, PIONEER TRAIL ENERGY, LLC and DEUTSCHE BANK TRUST COMPANY AMERICAS.

30.	AGREEMENT, dated as of December 11, 2008, by and between PIONEER TRAIL ENERGY, LLC and TIC – THE INDUSTRIAL COMPANY WYOMING, INC.

31.	PIONEER TRAIL CONSTRUCTION REQUISITION, dated as of May 22, 2007, executed by BFE OPERATING COMPANY, LLC.

32.	UNION PACIFIC RAIL ACCESS MEMORANDUM OF UNDERSTANDING, by and between PIONEER TRAIL ENERGY, LLC and UNION PACIFIC RAILROAD COMPANY.

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33.	NOTICE TO PROCEED, dated as of July 27, 2006, by PIONEER TRAIL ENERGY, LLC and agreed to by TIC – THE INDUSTRIAL COMPANY WYOMING, INC.

34.	THE CORN OIL LEASES

Licenses and permits

BUFFALO LAKE

1.	RADIO STATION AUTHORIZATION (0016983124) issued to Buffalo Lake Energy, LLC by the Federal Communications Commission on April 11, 2003.

2.	MINNESOTA RIVER BASIN GENERAL PHOSPHORUS PERMIT – PHASE I (MNG420000) issued to BioFuel Solutions, LLC by the Minnesota Pollution Control Agency

3.	NATIONAL POLLUTANT DISCHARGE ELIMINATION SYSTEM (NPDES)/STATE DISPOSAL SYSTEM (SDS) PERMIT MN0068063 issued to Buffalo Lake Energy LLC by the Minnesota Pollution Control Agency on August 23, 2006.

4.	AIR EMISSION PERMIT NO. 09100061-001 issued to Cargill, Inc. by the Minnesota Pollution Control Agency on August 24, 2006.

5.	PERMIT FOR STORAGE OF LIQUID SUBSTANCES AT A MAJOR ABOVEGROUND STORAGE TANK FACILITY (AST# 124223) issued to Buffalo Lake Energy, LLC by the Minnesota Pollution Control Agency on September 19, 2006.

6.	WATER APPROPRIATION PERMIT (2006-0292) issued to Buffalo Lake Energy, LLC by the Minnesota Department of Natural Resources on April 18, 2007.

7.	RADIO STATION AUTHORIZATION (0016983124) issued to Buffalo Lake Energy, LLC by the Federal Communications Commission on November 23, 2007.

8.	HAZARDOUS MATERIALS CERTIFICATE OF REGISTRATION FOR REGISTRATION YEAR(S) 2007-2010 (022508 001 001PR) issued to Buffalo Lake Energy, LLC by the U.S. Department of Transportation on February 26, 2008.

9.	ALCOHOL FUEL PRODUCER PERMIT (AFP-MN-15021) issued to Buffalo Lake Energy, LLC by the Department of the Treasury effective as of March 1, 2008

10.	DISTRIBUTOR LICENSE issued to Buffalo Lake Energy, LLC by the Minnesota Department of Revenue on July 1, 2008.

11.	RADIO STATION AUTHORIZATION (0018150482) issued to Buffalo Lake Energy, LLC by the Federal Communications Commission on November 10, 2008.

12.	COMMERCIAL FEED LICENSE (20108189) issued to BioFuel Energy Corp. by the Minnesota Department of Agriculture on January 1, 2009.

13.	HAZARDOUS MATERIALS SHIPPER CERTIFICATE OF REGISTRATION (UPR-374417-MN) issued to Buffalo Lake Energy, LLC by the Minnesota Department of Transportation, Office of Freight and Commercial Vehicle Operations on March 12, 2009.

14.	AIR EMISSION PERMIT NO. 09100060-003 (Major Amendment) issued to BioFuel Solutions by the Minnesota Pollution Control Agency on April 9, 2009.

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PIONEER TRAIL

1.	REQUEST FOR VARIANCE (VRO6-080) approved by the Central Platte Natural Resources District on February 23, 2006.

2.	REQUEST FOR VARIANCE (VRO6-081) approved by the Central Platte Natural Resources District on February 23, 2006.

3.	REQUEST FOR VARIANCE (VRO6-082) approved by the Central Platte Natural Resources District on February 23, 2006.

4.	REQUEST FOR VARIANCE (VRO6-083) approved by the Central Platte Natural Resources District on February 23, 2006.

5.	REQUEST FOR VARIANCE (VRO6-084) approved by the Central Platte Natural Resources District on February 23, 2006.

6.	CONSTRUCTION PERMIT – PERMIT TO CONSTRUCT AND AIR CONTAINMENT SOURCE (CP05-0030) issued to Pioneer Trail Energy, LLC by the Nebraska Department of Environmental Quality on March 6, 2006.

7.	AUTHORIZATION FOR DISCHARGE OF STORM WATER given by the Nebraska Department of Environmental Quality on May 8, 2006.

8.	MUNICIPAL & INDUSRTRIAL WATER WELL PERMIT APPLICATION (40-06-025) issued to Pioneer Trail Energy, LLC by the Central Platte Natural Resources District on June 6, 2006.

9.	MUNICIPAL & INDUSRTRIAL WATER WELL PERMIT APPLICATION (40-06-026) issued to Pioneer Trail Energy, LLC by the Central Platte Natural Resources District on June 6, 2006.

10.	MUNICIPAL & INDUSRTRIAL WATER WELL PERMIT APPLICATION (40-06-027) issued to Pioneer Trail Energy, LLC by the Central Platte Natural Resources District on June 6, 2006.

11.	MUNICIPAL & INDUSRTRIAL WATER WELL PERMIT APPLICATION (40-06-028) issued to Pioneer Trail Energy, LLC by the Central Platte Natural Resources District on June 6, 2006.

12.	PERMIT TO TRANSFER GROUNDWATER WITHIN THE CENTRAL PLATTE NATURAL RESOURCES DISTRICT (TLM 06-005) issued to Pioneer Trail Energy, LLC by the Central Platte Natural Resources District on June 13, 2006.

13.	REVISED CONSTRUCTION PERMIT – PERMIT TO MODIFY AN AIR CONTAINMENT SOURCE (CP05-0049) issued to Cargill AgHorizons by the Nebraska Department of Environmental Quality on July 26, 2006.

14.	UNIFORM LAND USE CONFIRMATION issued by the Hall County Regional Planning Commission on September 12, 2006.

15.	AUTHORIZATION FOR DISCHARGE OF HYDROSTATIC TEST WATER given to Pioneer Trail Energy, LLC by the Nebraska Department of Environmental Quality on October 18, 2006.

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16.	CONSTRUCTION WELL DRILLING PERMIT issued to Pioneer Trail Energy, LLC by the City of Wood River, Nebraska on October 18, 2006.

17.	PERMIT TO INSTALL ABOVEGROUND PETROLEUM TANKS (2006-0067) issued to BioFuel Energy, LLC by the Nebraska State Fire Marshal on November 30, 2006.

18.	AUTHORIZATION TO DISCHARGE UNDER THE NATIONAL POLLUTANT DISCHARGE ELIMINATION SYSTEM (NPDES) (PCS 86000-P) issued to BioFuel Solutions, LLC by the Nebraska Department of Environmental Quality on January 10, 2007.

19.	AIR QUALITY CONSTRUCTION PERMIT (CP06-0052) issued to Pioneer Trail Energy, LLC by the Nebraska Department of Environmental Quality on April 11, 2007.

20.	APPROVAL TO OCCUPY RIGHT OF WAY given to Montana Dakota Utilities Co. by the Nebraska Department of Roads on May 4, 2007.

21.	PERMIT TO PERFORM WORK ON PUBLIC RIGHT-OF-WAY (0-36883) issued to Montana Dakota Utilities Co. by the Nebraska Department of Roads on May 7, 2007.

22.	PERMIT TO PERFORM WORK ON PUBLIC RIGHT-OF-WAY (921) issued to BioFuel Energy, LLC by the Hall County Highway Department on May 10, 2007.

23.	FLOODPLAIN DEVELOPMENT PERMIT issued to Pioneer Trail Energy, LLC by Hall County, Nebraska on May 15, 2007.

24.	WATER WELL REGISTRATION (11797598217253) issued by the Nebraska Department of Natural Resources on May 24, 2007.

25.	WATER WELL REGISTRATION (117976157111991) issued by the Nebraska Department of Natural Resources on May 24, 2007.

26.	WATER WELL REGISTRATION (11797622577245) issued by the Nebraska Department of Natural Resources on May 24, 2007.

27.	WATER WELL REGISTRATION (11799289091116) issued by the Nebraska Department of Natural Resources on May 24, 2007.

28.	AUTHORIZATION FOR DISCHARGE OF STORM WATER given to Montana-Dakota Utilities Co. by the Nebraska Department of Environmental Quality on September 19, 2007.

29.	PERMIT TO OPERATE COMMERCIAL WEIGHING AND MEASURING DEVICES (004150 P 1) issued to BioFuel Energy Corp. by the Nebraska Department of Agriculture on January 17, 2008.

30.	ALCOHOL FUEL PRODUCER PERMIT (AFP-NE-14162) issued to Pioneer Trail Energy, LLC by the Department of the Treasury effective as of March 1, 2008

a.	Issuance of permit not confirmed (application submitted January 16, 2008)

31.	STORM WATER DISCHARGE AUTHORIZATION (NEROO1215) given to Pioneer Trail Energy, LLC by the Nebraska Department of Environmental Quality on April 16, 2008.

32.	CERTIFICATE OF INSPECTION (10216) issued to Pioneer Trail Ethanol by the Nebraska Department of Labor Boiler Inspection Program on April 30, 2008.

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33.	CERTIFICATE OF INSPECTION (10217) issued to Pioneer Trail Ethanol by the Nebraska Department of Labor Boiler Inspection Program on April 30, 2008.

34.	CERTIFICATE OF INSPECTION (10218) issued to Pioneer Trail Ethanol by the Nebraska Department of Labor Boiler Inspection Program on April 30, 2008.

35.	CERTIFICATE OF INSPECTION (10219) issued to Pioneer Trail Ethanol by the Nebraska Department of Labor Boiler Inspection Program on April 30, 2008.

36.	CERTIFICATE OF INSPECTION (10220) issued to Pioneer Trail Ethanol by the Nebraska Department of Labor Boiler Inspection Program on April 30, 2008.

37.	CERTIFICATE OF INSPECTION (10221) issued to Pioneer Trail Ethanol by the Nebraska Department of Labor Boiler Inspection Program on April 30, 2008.

38.	CERTIFICATE OF INSPECTION (10222) issued to Pioneer Trail Ethanol by the Nebraska Department of Labor Boiler Inspection Program on April 30, 2008.

39.	CERTIFICATE OF INSPECTION (10223) issued to Pioneer Trail Ethanol by the Nebraska Department of Labor Boiler Inspection Program on April 30, 2008.

40.	APPROVAL OF PRODUCERS LICENSE & PETROLEUM RELEASE REMEDIAL ACTION FEE TAX PROGRAM given to Pioneer Trail Energy, LLC by the Nebraska Department of Revenue effective May 2, 2008.

41.	PLAN REVIEW/FINAL INSPECTION approval given to Pioneer Trail Energy, LLC by the Nebraska State Fire Marshal on August 17, 2008.

42.	STATE CONSTRUCTION PERMIT (08-0109) issued to Pioneer Trail Energy, LLC by the Nebraska Department of Environmental Quality on August 18, 2008.

43.	APPROVAL OF APPLICATION FOR REGISTRATION (FOR CERTAIN EXCISE TAX TRANSACTIONS) (2008-005284-AF-W) issued to Pioneer Trail Energy, LLC by the Department of the Treasury on August 19, 2008.

44.	HAZARDOUS MATERIALS CERTIFICATE OF REGISTRATION FOR REGISTRATION YEAR(S) 2007-2010 (082508 006 019PR) issued to Pioneer Trail Energy, LLC by the U.S. Department of Transportation on August 25, 2008.

45.	PERMIT FOR FEED issued to Pioneer Trail Energy, LLC by the Nebraska Department of Agriculture on December 11, 2008.

46.	AIR QUALITY CONSTRUCTION PERMIT (CP08-016) issued to Pioneer Trail Energy, LLC by the Nebraska Department of Environmental Quality on December 16, 2008.

47.	NPDES GENERAL PERMIT FOR STORM WATER DISCHARGES FROM CONSTRUCTION SITES (NER1000000) issued to Pioneer Trail Energy by the Nebraska Department of Environmental Quality.

48.	NPDES FORM CSW-START – NOTICE OF START-UP OF CONSTRUCTION ACTIVITY (NER104829) issued to Pioneer Trail Energy by the Nebraska Department of Environmental Quality.

49.	NPDES FORM CSW-END – NOTICE OF COMPLETION OF CONSTRUCTION ACTIVITY (NER104829) issued to Pioneer Trail Energy by the Nebraska Department of Environmental Quality.

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50.	NPDES FORM CSW-START – NOTICE OF START-UP OF CONSTRUCTION ACTIVITY (NER105658) issued to Pioneer Trail Energy by the Nebraska Department of Environmental Quality.

51.	NPDES FORM CSW-END – NOTICE OF COMPLETION OF CONSTRUCTION ACTIVITY (NER105658) issued to Pioneer Trail Energy by the Nebraska Department of Environmental Quality.

52.	AIR QUALITY OPERATING PERMIT prepare for Pioneer Trail Energy, LLC

53.	AIR QUALITY CLASS II OPERATING PERMIT for Pioneer Trail Energy, LLC and Cargill AgHorizons

*Above Schedule may be modified or amended by Administrative Agent on or prior to Closing.

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SCHEDULE VI

fee disclosures

•	$1,150,000 payable to Houlihan Lokey in connection with a third party sale of the Facilities pursuant to the Escrow Agreement

SCHEDULE VII

Leases

•	All Leases described on Schedule V hereto

*Above Schedule may be modified or amended by Administrative Agent on or prior to Closing.

SCHEDULE VIII

SERVICE CONTRACTS

•	All Service Contracts described on Schedule V hereto

*Above Schedule may be modified or amended by Administrative Agent on or prior to Closing.

SCHEDULE IX

ACCEPTED SERVICE CONTRACTS

[to be provided by Administrative Agent on or prior to Closing]

SCHEDULE X

excluded assets

•	Existing Kinder Morgan deposit made by Parent

SCHEDULE XI

SCHEDULE OF CLOSING PAYMENTS

Accounts Payable	Acquiring Entities to pay through escrow on behalf of Borrowers at closing or within stated credit terms A/P relating to goods and services delivered prior to closing, subject to review and approval by Administrative Agent of final A/P schedule as of the closing date
Federated Rural Electric Service Contract	Acquiring Entities to assume at closing
Installment Sales Contract - Caterpillar Front Loader	Acquiring Entities to assume at closing
Payroll and Accrued Benefit Obligations

Accrued unpaid payroll, flex spending and vacation obligations through the closing date to be paid by Acquiring Entities through escrow on behalf of Borrowers, subject to review and approval by Administrative Agent of final schedule of such accrued obligations as of the closing date.

For avoidance of doubt, no payroll, insurance, retirement or other employment benefit plans will be assumed by NewCo in connection with the transactions contemplated hereby.

Zero Liquid Discharge	Acquiring Entities will assume consistent with IZLD expenditure budget

SCHEDULE XII

OPERATING AGREEMENT TERMS AND CONDITIONS

*To be provided by Administrative Agent on or prior to Closing.

SCHEDULE XIII

DESIGNATED EMPLOYEES

*To be provided by Administrative Agent on or prior to Closing.